UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23344 and 811-23343

Name of Fund: BlackRock Funds VI

            BlackRock CoreAlpha Bond Fund

      Master Investment Portfolio II

            CoreAlpha Bond Master Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds VI and

Master Investment Portfolio II, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Funds VI

•	BlackRock CoreAlpha Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Information as of December 31, 2019 (continued)	BlackRock CoreAlpha Bond Fund

Investment Objective

BlackRock CoreAlpha Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

At a meeting held on May 1, 2019, the Board of Directors of FDP Series II, Inc., the Board of Trustees of BlackRock Funds VI and the Board of Trustees of Master Investment Portfolio II, each approved a reorganization (“the Reorganization”) of FDP BlackRock CoreAlpha Bond (the “Target Fund”), a series of FDP Series II, Inc., with and into the Fund. Shareholders of the Target Fund or the Fund were not required to approve the Reorganization. The Reorganization closed on September 23, 2019.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2019, all of the Fund’s share classes outperformed the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), except for its Investor C Shares, which underperformed.

The Fund invests all of its assets in the CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II.

What factors influenced performance?

During the period, the Master Portfolio’s credit security selection was the primary contributor to performance, driven by an overweight to consumer cyclicals, primarily within the consumer service and gaming sub-sectors. Global rate strategies also added to performance over most of the period due to the Master Portfolio’s long positioning in U.S. rates, versus short positions in European rates. The Master Portfolio’s asset allocation contributed to returns based on overweights to securitized credit and other spread sectors. Lastly, U.S. rate strategies were additive due to the Master Portfolio’s Treasury auction strategies.

The Master Portfolio’s mortgage strategies were the largest detractor from performance during the period, due to its 30-year pool selection and up-in-coupon positioning, which came under pressure as the yield curve flattened.

The Master Portfolio held a small portion of its assets in cash committed for pending transactions, which did not have a material impact on Fund performance during the period.

Describe recent portfolio activity.

Over the 12-month period, the Master Portfolio maintained, but slightly reduced, its overweight to industrials. Overweight positions to consumer non-cyclicals, technology and basic materials also were reduced. The Master Portfolio also shifted from a slight overweight in energy to an underweight. Finally, an overweight to communications was increased, as was an overweight to banking within financials.

Describe portfolio positioning at period end.

At period end, the Master Portfolio remained underweight in U.S. Treasury securities. Within spread sectors, the Master Portfolio was overweight in investment grade corporate credit, agency mortgage-backed securities and asset-backed securities, with an underweight in energy. The Master Portfolio also held an out-of-benchmark allocation to high yield debt. Within investment grade, the Master Portfolio was overweight consumer sectors, banking names and select names within communications. In terms of global rate positioning, the Master Portfolio was long to Canadian, Australian and U.K. rates relative to European and U.S. dollar rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of December 31, 2019 (continued)	BlackRock CoreAlpha Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests, under normal circumstances, at least 80% the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in bonds. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds III, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2019

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.40%	2.39%	2.37%	9.62%	N/A	3.24%	N/A	3.95%	N/A
Investor A	2.07	2.06	2.24	9.35	4.97%	2.88	2.04%	3.62	3.19%
Investor C	1.40	1.39	1.86	8.64	7.64	2.15	2.15	2.85	2.85
Class K	2.43	2.38	2.39	9.78	N/A	3.30	N/A	4.00	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.45	8.72	N/A	3.05	N/A	3.75	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds III, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,023.70	$1.43	$1,000.00	$1,023.79	$1.43	0.28%
Investor A	1,000.00	1,022.40	2.70	1,000.00	1,022.53	2.70	0.53
Investor C	1,000.00	1,018.60	6.56	1,000.00	1,018.70	6.56	1.29
Class K	1,000.00	1,023.90	1.17	1,000.00	1,024.05	1.17	0.23

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses are calculated.

FUND INFORMATION	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Prior to February 28, 2011 for Institutional Shares, April 30, 2012 for Investor A and Investor C Shares and March 28, 2016 for Class K Shares, the performance of the classes is based on the returns of a series of Master Investment Portfolio, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Predecessor Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waiver, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/ or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2019 and held through December 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

December 31, 2019

BlackRock CoreAlpha Bond Fund

ASSETS
Investments at value — Master Portfolio	$1,653,290,849
Receivables:
Capital shares sold	20,590,612
From the Administrator	936

Total assets	1,673,882,397

LIABILITIES
Payables:
Administration fees	128,692
Capital shares redeemed	1,028,972
Contributions to the Master Portfolio	19,561,640
Income dividend distributions	280,417
Other accrued expenses	11,001
Service and distribution fees	105,667

Total liabilities	21,116,389

NET ASSETS	$1,652,766,008

NET ASSETS CONSIST OF
Paid-in capital	$1,624,476,894
Accumulated earnings	28,289,114

NET ASSETS	$1,652,766,008

NET ASSET VALUE
Institutional — Based on net assets of $1,121,105,958 and 106,322,636 shares outstanding, unlimited shares authorized, no par value	$10.54

Investor A — Based on net assets of $503,477,088 and 47,748,118 shares outstanding, unlimited shares authorized, no par value	$10.54

Investor C — Based on net assets of $209,655 and 19,870 shares outstanding, unlimited shares authorized, no par value	$10.55

Class K — Based on net assets of $27,973,307 and 2,651,303 shares outstanding, unlimited shares authorized, no par value	$10.55

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations

Year Ended December 31, 2019

BlackRock CoreAlpha Bond Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$1,156,107
Interest — unaffiliated	43,755,978
Securities lending income — affiliated — net	272,861
Expenses	(3,285,933)
Fees waived	97,822

Total investment income	41,996,835

FUND EXPENSES
Service and distribution — class specific	1,132,822
Administration — class specific	682,840
Reorganization costs	31,000
Board realignment and consolidation	17,757
Professional	11,004
Miscellaneous	1,765

Total expenses	1,877,188
Less fees waived and/or reimbursed by the Administrator	(43,496)

Total expenses after fees waived and/or reimbursed	1,833,692

Net investment income	40,163,143

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Futures contracts	21,840,666
Forward foreign currency exchange contracts	(23,930)
Foreign currency transactions	(96,054)
Investments — affiliated	(459,500)
Investments — unaffiliated	12,032,451
Swaps	1,245,456

34,539,089

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(9,682,588)
Forward foreign currency exchange contracts	(45,367)
Foreign currency translations	15,016
Investments — affiliated	1,550,058
Investments — unaffiliated	51,271,495
Swaps	2,121,599

45,230,213

Net realized and unrealized gain	79,769,302

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119,932,445

See notes to financial statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock CoreAlpha Bond Fund
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,163,143	$20,730,517
Net realized gain (loss)	34,539,089	(13,774,098)
Net change in unrealized appreciation (depreciation)	45,230,213	3,264,199

Net increase in net assets resulting from operations	119,932,445	10,220,618

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(39,306,796)	(18,916,261)
Investor A	(18,099,141)	(1,760,243)
Investor C	(4,536)	(3,565)
Class K	(158,787)	(11,020)

Decrease in net assets resulting from distributions to shareholders	(57,569,260)	(20,691,089)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	364,882,785	738,451,689

NET ASSETS
Total increase in net assets	427,245,970	727,981,218
Beginning of year	1,225,520,038	497,538,820

End of year	$1,652,766,008	$1,225,520,038

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock CoreAlpha Bond Fund

	Institutional

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$10.02	$10.35		$10.22	$10.32	$10.57

Net investment income(a)	0.32	0.31		0.25	0.24	0.26
Net realized and unrealized gain (loss)	0.64	(0.34)		0.17	0.01	(0.20)

Net increase (decrease) from investment operations	0.96	(0.03)		0.42	0.25	0.06

Distributions(b)
From net investment income	(0.32)	(0.30)		(0.25)	(0.22)	(0.25)
From net realized gain	(0.12)	(0.00	)(c)	—	(0.12)	(0.06)
From return of capital	—	—		(0.04)	(0.01)	—

Total distributions	(0.44)	(0.30)		(0.29)	(0.35)	(0.31)

Net asset value, end of year	$10.54	$10.02		$10.35	$10.22	$10.32

Total Return(d)
Based on net asset value	9.62%	(0.18)%		4.19%	2.37%	0.48%

Ratios to Average Net Assets(e)(f)
Total expenses	0.29%	0.37	%(g)	0.35%	0.35%	0.35%

Total expenses after fees waived and/or reimbursed	0.28%	0.35	%(g)	0.34%	0.35%	0.35%

Net investment income	3.02%	3.14%		2.44%	2.24%	2.48%

Supplemental Data
Net assets, end of year (000)	$1,121,106	$791,197		$496,618	$345,259	$236,267

Portfolio turnover rate of the Master Portfolio(h)	263%	331%		515%	677%	612%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.02%	0.02%	0.01%	0.01%
Investments in underlying funds	0.01%	0.02%	0.02%	—%	—%

(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.33% and 0.31%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	166%	189%	322%	459%	540%

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock CoreAlpha Bond Fund

	Investor A

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$10.02	$10.35		$10.22	$10.32	$10.58

Net investment income(a)	0.29	0.30		0.20	0.20	0.22
Net realized and unrealized gain (loss)	0.64	(0.36)		0.19	0.01	(0.21)

Net increase (decrease) from investment operations	0.93	(0.06)		0.39	0.21	0.01

Distributions(b)
From net investment income	(0.29)	(0.27)		(0.22)	(0.18)	(0.21)
From net realized gain	(0.12)	(0.00	)(c)	—	(0.12)	(0.06)
From return of capital	—	—		(0.04)	(0.01)	—

Total distributions	(0.41)	(0.27)		(0.26)	(0.31)	(0.27)

Net asset value, end of year	$10.54	$10.02		$10.35	$10.22	$10.32

Total Return(d)
Based on net asset value	9.35%	(0.52)%		3.83%	2.01%	0.04%

Ratios to Average Net Assets(e)(f)
Total expenses	0.54%	0.56	%(g)	0.69%	0.70%	0.70%

Total expenses after fees waived and/or reimbursed	0.53%	0.53	%(g)	0.69%	0.69%	0.70%

Net investment income	2.76%	3.05%		1.99%	1.92%	2.13%

Supplemental Data
Net assets, end of year (000)	$503,477	$433,789		$485	$1,695	$2,463

Portfolio turnover rate of the Master Portfolio(h)	263%	331%		515%	677%	612%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.02%	0.02%	0.01%	0.01%
Investments in underlying funds	0.01%	0.02%	0.02%	—%	—%

(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.52% and 0.49%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	166%	189%	322%	459%	540%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock CoreAlpha Bond Fund

	Investor C

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$10.02	$10.36		$10.23	$10.32	$10.57

Net investment income(a)	0.22	0.20		0.13	0.12	0.15
Net realized and unrealized gain (loss)	0.64	(0.35)		0.18	0.02	(0.21)

Net increase (decrease) from investment operations	0.86	(0.15)		0.31	0.14	(0.06)

Distributions(b)
From net investment income	(0.21)	(0.19)		(0.15)	(0.10)	(0.13)
From net realized gain	(0.12)	(0.00	)(c)	—	(0.12)	(0.06)
From return of capital	—	—		(0.03)	(0.01)	—

Total distributions	(0.33)	(0.19)		(0.18)	(0.23)	(0.19)

Net asset value, end of year	$10.55	$10.02		$10.36	$10.23	$10.32

Total Return(d)
Based on net asset value	8.64%	(1.36)%		3.05%	1.35%	(0.61)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.29%	1.46	%(g)	1.44%	1.45%	1.46%

Total expenses after fees waived and/or reimbursed	1.29%	1.44	%(g)	1.44%	1.45%	1.45%

Net investment income	2.08%	2.02%		1.30%	1.14%	1.39%

Supplemental Data
Net assets, end of year (000)	$210	$157		$238	$337	$272

Portfolio turnover rate of the Master Portfolio(h)	263%	331%		515%	677%	612%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.02%	0.02%	0.01%	0.01%
Investments in underlying funds	0.01%	0.02%	0.02%	—%	—%

(g)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.42% and 1.40%, respectively.

(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	166%	189%	322%	459%	540%

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock CoreAlpha Bond Fund

	Class K

	Year Ended December 31,				Period from 03/28/16 (a) to 12/31/16
	2019	2018		2017

Net asset value, beginning of period	$10.02	$10.35		$10.23	$10.51

Net investment income(b)	0.31	0.32		0.26	0.18
Net realized and unrealized gain (loss)	0.66	(0.34)		0.16	(0.17)

	0.97	(0.02)		0.42	0.01

Distributions(c)
From net investment income	(0.32)	(0.31)		(0.26)	(0.16)
From net realized gain	(0.12)	(0.00	)(d)	—	(0.12)
From return of capital	—	—		(0.04)	(0.01)

Total distributions	(0.44)	(0.31)		(0.30)	(0.29)

Net asset value, end of period	$10.55	$10.02		$10.35	$10.23

Total Return(e)
Based on net asset value	9.78%	(0.14)%		4.14%	0.00	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.29%	0.33	%(i)	0.30%	0.30	%(j)

Total expenses after fees waived and/or reimbursed	0.24%	0.30	%(i)	0.30%	0.30	%(j)

Net investment income	2.97%	3.19%		2.48%	2.25	%(j)

Supplemental Data
Net assets, end of period (000)	$27,973	$377		$197	$195

Portfolio turnover rate of the Master Portfolio(k)	263%	331%		515%	677%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(h)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	2019	2018	2017	Period from 03/28/16 (a) to 12/31/16
Allocated fees waived	0.01%	0.02%	0.02%	0.01%
Investments in underlying funds	0.01%	0.02%	0.02%	—%

(i)

Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.29% and 0.26%, respectively.

(j)	Annualized.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	2019	2018	2017	Period from 03/28/16 (a) to 12/31/16
Portfolio turnover rate (excluding MDRs)	166%	189%	322%	459%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds VI (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock CoreAlpha Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified. The Fund seeks to achieve its investment objective by investing all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II (“MIP II”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2019, the percentage of the Master Portfolio owned by the Fund was 85.30%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A and Investor C Shares bear expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C Shares automatically convert to Investor A Shares after approximately ten years. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan). The Board of Trustees of the Trust and Board of Trustees of MIP II are referred to throughout this report as the “Board of Trustees” or the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years
Class K	No	No		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Administrator”) or its affiliates, is included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board of the Trust, the Board of MIP II and the Board of Directors of FDP Series II, Inc. approved the reorganization of FDP CoreAlpha Bond Fund (the “Target Fund”), a series of FDP Series II, Inc., into the Fund. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on September 20, 2019, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

On September 23, 2019, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
Institutional	402,761	0.97565426	Institutional	392,956
Investor A	5,321,567	0.97598129	Investor A	5,193,750
Investor C	2,329,750	0.97608421	Investor A	2,274,032

The Target Fund’s net assets and composition of net assets on September 20, 2019, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$84,011,793
Paid-in-capital	84,908,625
Accumulated losses	(896,832)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $1,381,148,135. The aggregate net assets of the Fund immediately after the reorganization amounted to $1,465,159,928. The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
FDP BlackRock CoreAlpha Bond Fund	$83,082,606	$81,106,915

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The purpose of these transactions was to combine two funds managed by BAL with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 23, 2019.

Assuming the reorganization had been completed on January 1, 2019, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2019, are as follows:

•	Net investment income: $41,546,304

•	Net realized and change in unrealized gain on investments: $79,012,860

•	Net increase in net assets resulting from operations: $120,559,164

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since September 23, 2019.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund. BAL reimbursed the Fund $31,000, which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

Prior Year Reorganization: The Board of the Trust and the Board of Trustees of State Farm Mutual Fund Trust and the shareholders of State Farm Bond Fund (the “State Farm Fund”), a series of State Farm Mutual Fund Trust, approved an agreement and plan of reorganization (the “State Farm Reorganization”) of the State Farm Fund into the Fund. As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

Each shareholder of the State Farm Fund received shares of the Fund in an amount equal to the aggregate NAV of the shareholder’s State Farm Fund shares, as determined at the close of business on November 16, 2018.

On November 19, 2018, all of the portfolio securities previously held by the State Farm Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

State Farm Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
Premier	25,537,367.6520	1.08421723	Investor A	27,688,054
Legacy B	98,760.3240	1.08476271	Investor A	107,132
Class A	13,708,571.0790	1.08346971	Investor A	14,852,822
Class B	237,859.5660	1.08218680	Investor A	257,408
Institutional	5,178,385.6840	1.08354126	Institutional	5,610,994
Class R-1	192,231.8120	1.08320706	Investor A	208,227
Class R-2	740,366.4990	1.08229792	Investor A	801,297
Class R-3	64,355.2510	1.08375340	Institutional	69,745

The State Farm Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization, were as follows:

State Farm Fund
Net assets	$490,968,191
Paid-in-capital	512,783,899
Accumulated losses	(21,815,708)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the State Farm Fund was carried forward by the Master Portfolio to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $741,214,553. The aggregate net assets of the Fund immediately after the acquisition amounted to $1,232,182,744. The State Farm Fund’s fair value and cost of investments prior to the reorganization were as follows:

State Farm Fund	Fair Value of Investments	Cost of Investments
State Farm Bond Fund	$474,337,429	$495,163,771

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (continued)

The purpose of the transaction was to combine the assets of the State Farm Fund with the assets of the Fund. The reorganization was a tax-free event and closed on November 19, 2018. Assuming the acquisition had been completed on January 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended December 31, 2018, are as follows:

•	Net investment income: $37,980,626

•	Net realized and change in unrealized loss on investments: $(48,129,426)

•	Net decrease in net assets resulting from operations: $(10,148,800)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the State Farm Fund that have been included in the Fund’s Statement of Operations since November 19, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

Institutional	Investor A	Investor C	Class K
0.05%	0.05%	0.05%	0.05%

For the year ended December 31, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$454,988	$226,292	$68	$1,492	$682,840

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BAL. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Distribution Fees	Service Fees
Investor A	—%	0.25%
Investor C	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$—	$1,131,466	$1,356	$—	$1,132,822

Other Fees: For the year ended December 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $24,473.

Expense Waivers and Reimbursements: The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through April 30, 2021. For the period ended December 31, 2019, the amount waived was $11,004 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

BAL has contractually agreed to waive 0.05% of the administration fee payable to BAL applicable to Class K Shares of the Fund through April 30, 2021. For the year ended December 31, 2019 the amount waived was $1,492.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2019 the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/19	12/31/18
Ordinary income	$53,727,065	$20,691,089
Long-term capital gains	3,842,195	—

	$57,569,260	$20,691,089

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$360,549
Non-expiring capital loss carryforward(a)(b)	(2,428,169)
Net unrealized gains (losses)(c)	35,300,657
Qualified late-year losses(d)	(4,943,023)

$28,289,114

(a)	Amounts available to offset future realized capital gains.
(b)	Subject to annual limitation.
(c)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing and recognition of partnership income.
(d)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended December 31, 2019, the Fund utilized the following amount of its capital loss carryforward:

CoreAlpha Bond
Amount utilized	$11,421,188

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	40,057,494	$421,065,321	42,043,295	$422,102,732
Shares issued in reinvestment of distributions	3,732,006	39,199,121	1,864,126	18,707,975
Shares issued resulting from reorganization	392,956	4,199,797	5,680,740	56,235,352
Shares redeemed	(16,838,843)	(175,929,930)	(18,599,615)	(186,877,150)

Net increase	27,343,613	$288,534,309	30,988,546	$310,168,909

Investor A
Shares sold and automatic conversion of shares	2,279,068	$23,860,411	227,980	$2,273,577
Shares issued in reinvestment of distributions	1,701,867	17,869,357	172,572	1,722,898
Shares issued resulting from reorganization	7,467,482	79,811,996	43,914,939	434,732,839
Shares redeemed	(7,001,367)	(72,907,600)	(1,061,331)	(10,563,280)

Net increase	4,447,050	$48,634,164	43,254,160	$428,166,034

Investor C
Shares sold	12,658	$134,336	—	$—
Shares issued in reinvestment of distributions	373	3,902	315	3,170
Shares redeemed and automatic conversion of shares	(8,801)	(92,698)	(7,687)	(77,868)

Net increase (decrease)	4,230	$45,540	(7,372)	$(74,698)

Class K
Shares sold	2,620,129	$27,739,215	21,966	$225,333
Shares issued in reinvestment of distributions	14,026	148,382	503	5,055
Shares redeemed and automatic conversion of shares	(20,490)	(218,825)	(3,860)	(38,944)

Net increase	2,613,665	$27,668,772	18,609	$191,444

Total Net Increase	34,408,558	$364,882,785	74,253,943	$738,451,689

As of December 31, 2019, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Investor C	1,924
Class K	19,029

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm	BlackRock CoreAlpha Bond Fund

To the Board of Trustees of

BlackRock Funds VI and Shareholders of BlackRock CoreAlpha Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BlackRock CoreAlpha Bond Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the administrator of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Dates	CoreAlpha Bond Fund	FDP CoreAlpha Bond Fund (a)
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(b)	January 2019 — December 2019	94.89%
	January 2019 — May 2019	—	100.00%
	May 2019 — September 2019	—	91.83
Federal Obligation Interest(c).	January 2019 — December 2019	1.94	2.95

(a)

On 9/20/19 CoreAlpha Bond Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the FDP CoreAlpha Bond Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, CoreAlpha Bond Fund distributed long-term capital gains of $0.025824 per share to shareholders of record on December 11, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	19

Master Portfolio Information as of December 31, 2019	CoreAlpha Bond Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Corporate Bonds	35%
U.S. Government Sponsored Agency Securities	32
Asset-Backed Securities	14
Short-Term Securities	9
Non-Agency Mortgage-Backed Securities	7
U.S. Treasury Obligations	3
Foreign Agency Obligations	1
Municipal Bonds	—	(b)
Common Stocks	—	(b)
TBA Sale Commitments	(1)

(a)	Excludes short-term securities.
(b)	Represents less than 1%.

CREDIT QUALITY ALLOCATION (c)

Credit Rating	Percent of Total Investments (a)
AAA/Aaa	34%
AA/Aa	21
A	19
BBB/Baa	20
Not Rated(d)	6

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 14.7%
AmeriCredit Automobile Receivables Trust, Series 2017-3:
Class C, 2.69%, 06/19/23	$2,410	$2,433,536
Class D, 3.18%, 07/18/23	1,270	1,289,985
Ameriquest Mortgage Securities, Inc., Series 2004-R4, Class M1, (1 mo. LIBOR US + 0.83%), 2.62%, 06/25/34(b)	66	66,037
Argent Securities, Inc., Series 2005-W2, Class A2C, (1 mo. LIBOR US + 0.36%), 2.15%, 10/25/35(b)	57	57,007
Avant Loans Funding Trust(c):
Series 2018-A, Class B, 3.95%, 12/15/22	1,812	1,817,388
Series 2018-B, Class A, 3.42%, 01/18/22	722	723,663
Series 2019-A, Class A, 3.48%, 07/15/22	172	172,858
Series 2019-A, Class B, 3.80%, 12/15/22	3,500	3,536,047
Series 2019-B, Class B, 3.15%, 10/15/26	5,736	5,746,795
Avid Automobile Receivables Trust, Series 2019-1, Class A, 2.62%, 02/15/24(c)	2,075	2,074,081
Chase Funding Trust, Series 2004-2, Class 2A2, (1 mo. LIBOR US + 0.50%), 2.29%, 02/26/35(b)	119	115,324
Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 09/15/24	1,190	1,198,191
CLUB Credit Trust(c):
Series 2017-P1, Class B, 3.56%, 09/15/23	154	153,669
Series 2017-P2, Class A, 2.61%, 01/15/24	37	36,629
College Loan Corp. Trust I, Series 2004-1, Class A4, (3 mo. LIBOR US + 0.19%), 2.13%, 04/25/24(b)	751	715,432
Conn’s Receivables Funding LLC, Class A(c):
Series 2018-A, 3.25%, 01/15/23	61	61,112
Series 2019-A, 3.40%, 10/16/23	2,158	2,172,855
Series 2019-B, 2.66%, 06/17/24	7,469	7,472,965
Conseco Finance Corp., Series 1996-9, Class M1, 7.63%, 08/15/27(d)	49	52,846
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-HP1, Class A, 2.59%, 12/15/26(c)	8,330	8,333,285
Consumer Loan Underlying Bond Credit Trust, Class A(c):
Series 2018-P1, 3.39%, 07/15/25	1,010	1,013,552
Series 2018-P2, 3.47%, 10/15/25	593	596,621
Series 2018-P3, 3.82%, 01/15/26	3,442	3,471,442
Series 2019-P1, 2.94%, 07/15/26	4,720	4,737,787
Countrywide Asset-Backed Certificates, Series 2004-1, Class M1, (1 mo. LIBOR US + 0.75%), 2.54%, 03/25/34(b)	24	24,039
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90%, 10/17/22	1,160	1,160,140
Drive Auto Receivables Trust:
Series 2016-BA, Class D, 4.53%, 08/15/23(c)	1,313	1,326,238
Series 2016-CA, Class D, 4.18%, 03/15/24(c)	1,042	1,054,718
Series 2017-1, Class D, 3.84%, 03/15/23	4,011	4,051,755
Series 2017-2, Class D, 3.49%, 09/15/23	1,435	1,445,884
Series 2017-3, Class D, 3.53%, 12/15/23(c)	8,940	9,022,262
Series 2017-AA, Class D, 4.16%, 05/15/24(c)	1,500	1,520,446
Series 2017-BA, Class D, 3.72%, 10/17/22(c)	2,516	2,525,912
Series 2018-1, Class D, 3.81%, 05/15/24	4,905	4,985,773
Series 2018-2, Class C, 3.63%, 08/15/24	3,917	3,935,370
Series 2018-2, Class D, 4.14%, 08/15/24	2,360	2,407,655
Series 2018-3, Class B, 3.37%, 09/15/22	830	830,540
Series 2018-3, Class C, 3.72%, 09/16/24	2,430	2,450,747
Series 2018-3, Class D, 4.30%, 09/16/24	4,840	4,959,808
Series 2018-4, Class C, 3.66%, 11/15/24	6,103	6,159,949
Series 2018-4, Class D, 4.09%, 01/15/26	1,420	1,459,597
Series 2018-5, Class C, 3.99%, 01/15/25	2,990	3,046,547
Series 2019-1, Class B, 3.41%, 06/15/23	7,400	7,457,911
Series 2019-1, Class C, 3.78%, 04/15/25	4,350	4,424,981
Series 2019-1, Class D, 4.09%, 06/15/26	5,610	5,776,190

Security	Par (000)	Value

Asset-Backed Securities (continued)
Series 2019-2, Class B, 3.17%, 11/15/23	$425	$429,304
Series 2019-2, Class C, 3.42%, 06/16/25	8,500	8,641,720
DT Auto Owner Trust, Class C(c):
Series 2017-4A, 2.86%, 07/17/23	62	62,098
Series 2019-3A, 2.74%, 04/15/25	3,050	3,065,414
Enva LLC, Class A(c):
Series 2018-A, 4.20%, 05/20/26	614	615,230
Series 2019-A, 3.96%, 06/22/26	4,675	4,674,720
Exeter Automobile Receivables Trust(c):
Series 2018-1A, Class D, 3.53%, 11/15/23	4,570	4,638,789
Series 2018-4A, Class B, 3.64%, 11/15/22	4,630	4,652,195
Series 2019-1A, Class B, 3.45%, 02/15/23	7,300	7,357,308
Flagship Credit Auto Trust(c):
Series 2016-3, Class C, 2.72%, 07/15/22	5,831	5,839,632
Series 2016-4, Class B, 2.41%, 10/15/21	228	227,536
Ford Credit Auto Owner Trust, Class A(c):
Series 2018-1, 3.19%, 07/15/31	2,870	2,982,733
Series 2019-1, 3.52%, 07/15/30	450	472,382
GSAA Home Equity Trust, Series 2005-5, Class M3, (1 mo. LIBOR US + 0.95%), 2.74%, 02/25/35(b)	59	60,127
Marlette Funding Trust(c):
Series 2018-3A, Class A, 3.20%, 09/15/28	728	729,767
Series 2018-3A, Class A, 2.69%, 09/17/29	4,423	4,434,539
Series 2018-3A, Class B, 3.86%, 09/15/28	2,000	2,017,533
Series 2018-4A, Class A, 3.71%, 12/15/28	1,491	1,501,322
Series 2019-1A, Class A, 3.44%, 04/16/29	4,091	4,120,889
Series 2019-2A, Class A, 3.13%, 07/16/29	2,727	2,744,824
Series 2019-4A, Class A, 2.39%, 12/17/29	5,106	5,110,045
National Collegiate Student Loan Trust, Series 2007-1, Class A3, (1 mo. LIBOR US + 0.24%), 2.03%, 07/25/30(b)	650	646,586
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(c)	5,690	5,647,326
Prestige Auto Receivables Trust, Series 2016-1A, Class D, 5.15%, 11/15/21(c)	3,339	3,390,364
Prosper Marketplace Issuance Trust, Class A(c):
Series 2018-2A, 3.35%, 10/15/24	505	506,268
Series 2019-1A, 3.54%, 04/15/25	1,168	1,172,421
Series 2019-2A, 3.20%, 09/15/25	1,713	1,718,333
Series 2019-3A, 3.19%, 07/15/25	2,936	2,950,358
Series 2019-4A, 2.48%, 02/17/26	2,603	2,601,766
Santander Drive Auto Receivables Trust:
Series 2016-1, Class C, 3.09%, 04/15/22	127	127,427
Series 2016-3, Class D, 2.80%, 08/15/22	3,450	3,471,313
Series 2017-2, Class D, 3.49%, 07/17/23	6,240	6,309,430
Series 2017-3, Class D, 3.20%, 11/15/23	8,000	8,097,896
Series 2018-5, Class D, 4.19%, 12/16/24	5,190	5,336,033
Series 2019-3, Class B, 2.28%, 09/15/23	5,330	5,333,371
Santander Revolving Auto Loan Trust, Series 2019-A, Class A, 2.51%, 01/26/32(c)	4,790	4,768,976
SoFi Consumer Loan Program LLC(c):
Series 2016-1, Class A, 3.26%, 08/25/25	834	840,402
Series 2016-2A, Class A, 3.09%, 10/27/25	184	184,133
Series 2016-3, Class A, 3.05%, 12/26/25	227	227,284
Series 2017-1, Class A, 3.28%, 01/26/26	1,750	1,755,261
Series 2017-3, Class A, 2.77%, 05/25/26	633	634,756
Series 2017-4, Class A, 2.50%, 05/26/26	182	182,702
Series 2017-6, Class A2, 2.82%, 11/25/26	770	772,907
SoFi Consumer Loan Program Trust(c):
Series 2018-1, Class A2, 3.14%, 02/25/27	2,178	2,188,705
Series 2018-3, Class A1, 3.20%, 08/25/27	291	291,948
SoFi Professional Loan Program LLC, Series 2015-B, Class A2, 2.51%, 09/27/32(c)	55	55,336

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities (continued)
Springleaf Funding Trust, Series 2016-AA, Class A, 2.90%, 11/15/29(c)	$1,579	$1,579,185
Trafigura Securitisation Finance PLC, Series 2017-1A, Class A1, (1 mo. LIBOR US + 0.85%), 2.59%, 12/15/20(b)(c)	2,690	2,691,289
Upgrade Master Pass-Through Trust, Class A(c):
Series 2019-ST3, 3.75%, 11/15/25	2,827	2,828,586
Series 2019-ST4, 3.75%, 12/15/25(a)	3,533	3,532,814
Upgrade Receivables Trust, Class A(c):
Series 2018-1A, 3.76%, 11/15/24	638	639,835
Series 2019-1A, 3.48%, 03/15/25	1,076	1,079,180
Series 2019-2A, 2.77%, 10/15/25	3,866	3,871,849
Westlake Automobile Receivables Trust(c):
Series 2017-1A, Class D, 3.46%, 10/17/22	7,500	7,547,381
Series 2018-1A, Class D, 3.41%, 05/15/23	3,000	3,034,137
Series 2018-2A, Class B, 3.20%, 01/16/24	2,735	2,744,029
Series 2018-3A, Class B, 3.32%, 10/16/23	3,510	3,537,251
Series 2018-3A, Class C, 3.61%, 10/16/23	2,980	3,022,244
Series 2018-3A, Class D, 4.00%, 10/16/23	1,140	1,166,041
Series 2019-2A, Class B, 2.62%, 07/15/24	1,200	1,204,717
Series 2019-2A, Class D, 3.20%, 11/15/24	5,560	5,627,858

Total Asset-Backed Securities — 14.7% (Cost — $283,420,842)		285,771,374

Corporate Bonds — 37.1%

Aerospace & Defense — 0.3%
Boeing Co., 3.60%, 05/01/34	1,560	1,671,705
Illinois Tool Works, Inc., 2.65%, 11/15/26(e)	500	513,488
L3Harris Technologies, Inc., 4.95%, 02/15/21(c)(e)	1,618	1,657,781
Raytheon Co., 3.13%, 10/15/20	1,190	1,201,443
Rockwell Collins, Inc., 2.80%, 03/15/22	275	279,841
Spirit AeroSystems, Inc., 3.95%, 06/15/23	435	448,489

		5,772,747

Airlines — 0.1%
Delta Air Lines, Inc., 3.40%, 04/19/21(e)	1,000	1,013,855

Auto Components — 0.1%
PACCAR Financial Corp., 1.90%, 02/07/23	1,900	1,902,530
Toyota Motor Corp., 2.76%, 07/02/29	365	374,536

		2,277,066

Automobiles — 0.2%
Ford Motor Co.:
4.35%, 12/08/26(e)	1,700	1,756,642
6.63%, 10/01/28	800	891,222
General Motors Co.:
5.20%, 04/01/45	1,300	1,313,003
5.95%, 04/01/49	340	376,928

		4,337,795

Banks — 3.6%
Bank of America NA (3 mo. LIBOR US + 0.65%), 3.34%, 01/25/23(f)	605	621,625
Bank of Montreal, 2.05%, 11/01/22	2,565	2,575,510
Bank of Nova Scotia, 2.38%, 01/18/23(e)	1,920	1,948,972
Barclays Bank PLC, 2.65%, 01/11/21	200	201,308
Canadian Imperial Bank of Commerce (3 mo. LIBOR US + 0.79%), 2.61%, 07/22/23(e)(f)	350	353,819
Capital One Financial Corp.:
2.50%, 05/12/20	550	550,725
2.40%, 10/30/20	1,090	1,093,375
3.45%, 04/30/21	740	753,461
Capital One NA, 2.65%, 08/08/22	1,600	1,624,122

Security	Par (000)	Value

Banks (continued)
Citibank NA:
2.10%, 06/12/20(e)	$1,150	$1,150,567
(3 mo. LIBOR US + 0.60%), 2.84%, 05/20/22(f)	2,170	2,196,354
3.65%, 01/23/24	3,855	4,081,052
Citizens Bank Providence, 2.25%, 03/02/20	450	450,034
Discover Bank:
3.10%, 06/04/20	1,000	1,003,722
4.20%, 08/08/23	1,600	1,700,983
Fifth Third Bancorp, 2.38%, 01/28/25	850	851,491
HSBC Holdings PLC:
3.40%, 03/08/21	1,525	1,549,230
3.60%, 05/25/23(e)	2,350	2,451,720
(3 mo. LIBOR US + 0.92%), 3.03%, 11/22/23(f)	1,835	1,877,819
(3 mo. LIBOR US + 0.99%), 3.95%, 05/18/24(f)	605	636,556
(3 mo. LIBOR US + 1.21%), 3.80%, 03/11/25(f)	895	939,576
(3 mo. LIBOR US + 1.14%), 2.63%, 11/07/25(e)(f)	3,350	3,363,362
4.30%, 03/08/26	200	217,811
3.90%, 05/25/26	1,500	1,600,084
(3 mo. LIBOR US + 1.35%), 4.29%, 09/12/26(f)	2,185	2,362,915
4.38%, 11/23/26	210	227,123
(3 mo. LIBOR US + 1.55%), 4.04%, 03/13/28(e)(f)	2,000	2,139,937
(3 mo. LIBOR US + 1.61%), 3.97%, 05/22/30(f)	200	215,673
6.50%, 09/15/37	400	553,015
5.25%, 03/14/44(e)	350	442,724
Huntington National Bank, 2.38%, 03/10/20	600	600,240
ING Groep NV:
3.15%, 03/29/22	415	424,319
4.10%, 10/02/23	2,290	2,434,961
Lloyds Banking Group PLC, 3.10%, 07/06/21	1,000	1,015,771
Regions Bank/Birmingham AL, 2.75%, 04/01/21	370	373,077
Royal Bank of Canada, 2.25%, 11/01/24	1,750	1,757,428
Santander UK PLC, 3.75%, 11/15/21	1,340	1,386,005
Svenska Handelsbanken AB:
2.45%, 03/30/21	800	805,323
3.90%, 11/20/23	2,700	2,892,204
Synchrony Bank, 3.65%, 05/24/21	1,290	1,317,180
Toronto-Dominion Bank, 2.65%, 06/12/24	3,300	3,380,496
Truist Bank:
(3 mo. LIBOR US + 0.30%), 2.59%, 01/29/21(e)(f)	975	977,133
2.80%, 05/17/22	200	203,805
2.15%, 12/06/24	1,860	1,857,065
Wells Fargo & Co.:
3.75%, 01/24/24	1,540	1,628,282
3.30%, 09/09/24(e)	1,590	1,666,360
3.00%, 02/19/25	800	825,538
3.00%, 10/23/26	2,654	2,720,094
Series N, 2.15%, 01/30/20(e)	800	800,120
Wells Fargo Bank NA:
2.60%, 01/15/21	1,600	1,611,220
(3 mo. LIBOR US + 0.61%), 2.90%, 05/27/22(f)	250	253,296
Zions Bancorp. NA, 3.50%, 08/27/21	640	654,991

		69,319,573

Beverage: Brewers & Distillers — 0.0%
CVS Health Corp., 3.00%, 08/15/26	75	76,519

Beverages — 1.0%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.:
4.70%, 02/01/36	650	753,190
4.90%, 02/01/46	1,050	1,245,429
Diageo Capital PLC:
2.13%, 10/24/24(e)	4,280	4,281,001
2.38%, 10/24/29	3,265	3,221,489
Keurig Dr. Pepper, Inc., 3.55%, 05/25/21	3,015	3,079,398

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Molson Coors Brewing Co., 2.25%, 03/15/20	$405	$404,827
PepsiCo, Inc.:
2.85%, 02/24/26	800	830,988
3.00%, 10/15/27	1,190	1,261,508
3.45%, 10/06/46	1,100	1,167,752
3.38%, 07/29/49	955	1,001,788
2.88%, 10/15/49	1,230	1,189,692

		18,437,062

Biotechnology — 0.3%
Amgen, Inc.:
2.65%, 05/11/22	820	832,284
3.63%, 05/22/24	800	845,352
3.13%, 05/01/25(e)	800	834,687
2.60%, 08/19/26	800	810,504
Gilead Sciences, Inc.:
2.35%, 02/01/20(e)	400	400,092
3.50%, 02/01/25	400	424,590
2.95%, 03/01/27(e)	800	831,146
Lowe’s Cos., Inc., 3.13%, 09/15/24(e)	800	833,187

		5,811,842

Capital Markets — 1.3%
Brookfield Finance, Inc., 3.90%, 01/25/28	1,063	1,140,145
FS KKR Capital Corp.:
4.63%, 07/15/24	950	987,243
4.13%, 02/01/25	680	689,603
Goldman Sachs Group, Inc.:
6.00%, 06/15/20	1,040	1,058,356
2.35%, 11/15/21	490	491,947
3.00%, 04/26/22	2,000	2,025,260
3.75%, 05/22/25	2,300	2,441,572
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(f)	2,200	2,277,669
3.75%, 02/25/26	1,900	2,011,181
3.50%, 11/16/26	365	384,143
3.85%, 01/26/27	1,090	1,160,357
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(e)(f)	2,000	2,205,158
6.75%, 10/01/37	500	694,564
(3 mo. LIBOR US + 1.37%), 4.02%, 10/31/38(f)	500	543,390
Morgan Stanley:
2.63%, 11/17/21(e)	1,195	1,209,325
2.75%, 05/19/22	900	916,621
3.88%, 01/27/26	200	214,819
3.13%, 07/27/26	1,000	1,032,541
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(f)	3,130	3,540,267
6.38%, 07/24/42	460	678,155

		25,702,316

Chemicals — 1.0%
DuPont de Nemours, Inc., 3.77%, 11/15/20	945	958,097
FMC Corp.:
3.20%, 10/01/26	2,098	2,143,143
3.45%, 10/01/29(e)	2,015	2,083,471
International Flavors & Fragrances, Inc.:
3.40%, 09/25/20	1,550	1,563,270
3.20%, 05/01/23	1,590	1,611,000
RPM International, Inc., 3.75%, 03/15/27	1,000	1,034,532
Sherwin-Williams Co.:
4.20%, 01/15/22(e)	1,590	1,652,048
3.13%, 06/01/24	265	273,963
3.30%, 02/01/25	800	812,629
3.95%, 01/15/26	400	428,107
3.45%, 06/01/27	4,710	4,983,840
2.95%, 08/15/29	1,605	1,621,097

		19,165,197

Security	Par (000)	Value

Commercial Services & Supplies — 0.2%
Aviation Capital Group LLC, 6.75%, 04/06/21(c)(e)	$300	$316,150
Ecolab, Inc.:
2.25%, 01/12/20	800	799,978
3.25%, 12/01/27	1,190	1,257,993
IHS Markit Ltd., 4.13%, 08/01/23(e)	1,244	1,321,837
Waste Management, Inc., 2.40%, 05/15/23	1,000	1,010,294

		4,706,252

Commercial Services & Supplies — 0.1%
IHS Markit Ltd., 4.25%, 05/01/29	2,000	2,155,240

Communications Equipment — 0.4%
Cisco Systems, Inc., 2.45%, 06/15/20(e)	800	802,370
Motorola Solutions, Inc.:
4.60%, 02/23/28	4,069	4,413,194
4.60%, 05/23/29(e)	1,100	1,200,807
National Rural Utilities Cooperative Finance Corp., 3.70%, 03/15/29(e)	1,600	1,753,576

		8,169,947

Construction — 0.2%
Landesbank Baden-Wuerttemberg, 7.63%, 02/01/23	2,974	3,467,156

Construction & Engineering — 0.0%
ABB Finance USA, Inc., 3.80%, 04/03/28	400	436,811

Construction Materials — 0.0%
Allegion US Holding Co., Inc., 3.55%, 10/01/27	125	128,233

Consumer Discretionary — 0.0%
Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	380	381,946

Consumer Finance — 1.3%
American Express Co.:
2.75%, 05/20/22	3,400	3,462,321
2.50%, 08/01/22	1,000	1,011,947
3.70%, 08/03/23	1,500	1,577,094
Automatic Data Processing, Inc., 2.25%, 09/15/20	400	401,058
Capital One NA, 2.35%, 01/31/20(e)	1,500	1,500,297
Caterpillar Financial Services Corp., 2.63%, 03/01/23	1,590	1,620,128
Global Payments, Inc., 4.00%, 06/01/23(e)	1,400	1,473,049
Mastercard, Inc.:
3.38%, 04/01/24	900	955,086
2.95%, 11/21/26	1,335	1,388,979
2.95%, 06/01/29	1,220	1,273,197
3.65%, 06/01/49	3,150	3,499,272
PayPal Holdings, Inc., 2.20%, 09/26/22	1,670	1,679,497
S&P Global, Inc.:
4.40%, 02/15/26	1,000	1,109,093
2.95%, 01/22/27	685	707,590
Synchrony Financial:
2.70%, 02/03/20	600	600,206
5.15%, 03/19/29(e)	2,200	2,503,356

		24,762,170

Diversified Financial Services — 4.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.25%, 07/01/20	250	252,517
3.30%, 01/23/23	1,000	1,025,102
Ares Capital Corp., 4.20%, 06/10/24(e)	5,000	5,235,979
Banco Santander SA, 3.50%, 04/11/22	600	616,397
Bank of America Corp.(f):
(3 mo. LIBOR US + 0.63%), 3.50%, 05/17/22	1,395	1,423,027
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23	3,000	3,050,476
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23	1,095	1,120,563
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24	3,400	3,578,100

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
(3 mo. LIBOR US + 1.21%), 3.97%, 02/07/30	$175	$192,127
(3 mo. LIBOR US + 1.81%), 4.24%, 04/24/38	2,550	2,939,944
(3 mo. LIBOR US + 1.32%), 4.08%, 04/23/40	70	79,402
Citigroup, Inc.:
(3 mo. LIBOR US + 0.72%), 3.14%, 01/24/23(f)	1,600	1,631,351
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(f)	2,805	2,919,458
(3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28(f)	10,250	10,792,194
4.75%, 05/18/46	1,200	1,435,357
4.65%, 07/23/48	1,240	1,551,030
Credit Suisse Group Funding Guernsey Ltd.:
3.45%, 04/16/21(e)	2,030	2,064,772
3.80%, 09/15/22	670	697,568
3.80%, 06/09/23	300	314,107
Ford Motor Credit Co. LLC:
2.43%, 06/12/20	1,255	1,254,232
3.16%, 08/04/20	500	501,985
3.81%, 10/12/21	1,845	1,879,200
4.14%, 02/15/23	900	925,984
3.82%, 11/02/27(e)	1,500	1,454,626
General Motors Financial Co., Inc.:
3.20%, 07/13/20(e)	100	100,458
4.20%, 03/01/21(e)	900	919,459
4.20%, 11/06/21	1,500	1,555,186
3.45%, 04/10/22(e)	1,780	1,820,470
3.55%, 07/08/22	3,345	3,443,440
3.25%, 01/05/23(e)	1,200	1,226,528
3.70%, 05/09/23	5,800	5,979,743
4.15%, 06/19/23	1,155	1,213,315
4.30%, 07/13/25(e)	180	192,410
5.25%, 03/01/26	100	110,902
Intercontinental Exchange, Inc.:
3.75%, 09/21/28	1,870	2,041,922
4.25%, 09/21/48	350	414,260
John Deere Capital Corp.:
2.30%, 06/07/21	3,195	3,217,210
2.60%, 03/07/24	750	767,226
JPMorgan Chase & Co.:
4.25%, 10/15/20	1,770	1,801,457
2.55%, 03/01/21	1,100	1,108,508
3.25%, 09/23/22(e)	780	807,024
3.20%, 01/25/23	1,380	1,424,220
(3 mo. LIBOR US + 0.94%), 2.78%, 04/25/23(f)	1,000	1,015,791
3.63%, 05/13/24(e)	400	424,045
3.13%, 01/23/25	800	834,910
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(f)	600	622,068
3.30%, 04/01/26	600	631,590
(3 mo. LIBOR US + 1.25%), 3.96%, 01/29/27(f)	2,845	3,087,764
(3 mo. LIBOR US + 1.12%), 4.01%, 04/23/29(f)	355	389,944
(3 mo. LIBOR US + 1.16%), 3.70%, 05/06/30(f)	3,200	3,447,621
(3 mo. LIBOR US + 1.38%), 3.96%, 11/15/48(f)	2,205	2,498,514
Kimberly-Clark Corp., 2.40%, 06/01/23(e)	800	812,215
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21	385	394,060
3.00%, 02/22/22(e)	335	341,442
3.46%, 03/02/23	1,600	1,655,957
Nasdaq, Inc., 3.85%, 06/30/26	32	34,292
ORIX Corp., 2.90%, 07/18/22	405	412,900
S&P Global, Inc., 2.50%, 12/01/29	965	965,742

		92,648,091

Diversified Telecommunication Services — 2.0%
AT&T, Inc.:
4.60%, 02/15/21	1,000	1,023,064
3.00%, 02/15/22	800	816,040

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
3.20%, 03/01/22	$810	$829,233
2.63%, 12/01/22	800	812,354
4.05%, 12/15/23(e)	400	428,634
3.80%, 03/01/24	2,360	2,504,805
3.90%, 03/11/24	1,590	1,691,381
4.45%, 04/01/24	1,280	1,387,597
3.55%, 06/01/24	1,190	1,251,543
3.95%, 01/15/25	200	214,380
3.40%, 05/15/25	1,590	1,665,163
3.60%, 07/15/25	1,175	1,243,800
2.95%, 07/15/26(e)	725	739,127
4.35%, 03/01/29(e)	1,130	1,257,139
4.30%, 02/15/30	1,200	1,333,429
4.85%, 03/01/39(e)	1,185	1,366,803
4.80%, 06/15/44	2,170	2,475,959
5.45%, 03/01/47	217	269,573
4.50%, 03/09/48	2,740	3,027,147
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	1,270	1,331,259
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	2,930	4,316,485
Verizon Communications, Inc.:
3.50%, 11/01/24	2,500	2,651,180
3.38%, 02/15/25	1,000	1,059,309
4.50%, 08/10/33	2,600	3,035,006
4.86%, 08/21/46	950	1,179,325

		37,909,735

Electric Utilities — 3.4%
AEP Transmission Co. LLC, 3.15%, 09/15/49	30	29,028
Alabama Power Co.:
3.38%, 10/01/20(e)	800	807,042
2.80%, 04/01/25(e)	800	817,490
3.45%, 10/01/49	370	379,623
Ameren Corp., 2.50%, 09/15/24	65	65,290
Ameren Illinois Co., 3.25%, 03/15/50	600	607,625
Appalachian Power Co.:
3.40%, 06/01/25	800	831,654
Series X, 3.30%, 06/01/27	1,190	1,235,784
Arizona Public Service Co.:
3.15%, 05/15/25(e)	400	414,813
2.95%, 09/15/27	800	821,686
3.50%, 12/01/49(e)	240	242,030
Avangrid, Inc., 3.80%, 06/01/29(e)	600	636,716
Baltimore Gas & Electric Co.:
3.35%, 07/01/23(e)	2,390	2,478,498
2.40%, 08/15/26	800	794,307
4.25%, 09/15/48	225	257,403
Berkshire Hathaway Energy Co., 4.45%, 01/15/49	500	595,104
CenterPoint Energy Houston Electric LLC, Series Z, 2.40%, 09/01/26(e)	800	796,787
Commonwealth Edison Co.:
2.55%, 06/15/26	800	809,828
3.70%, 08/15/28	2,200	2,406,978
4.00%, 03/01/49	90	101,920
Consolidated Edison Co. of New York, Inc.:
Series 06-A, 5.85%, 03/15/36	1,000	1,295,357
Series A, 4.13%, 05/15/49	50	56,821
Series B, 3.13%, 11/15/27	800	837,053
Consumers Energy Co., 3.38%, 08/15/23	800	836,077
Dominion Energy, Inc., 3.90%, 10/01/25	500	537,225
DTE Electric Co., 3.65%, 03/15/24(e)	1,590	1,683,343
DTE Energy Co., Series B, 2.60%, 06/15/22(e)	495	498,471

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Duke Energy Corp.:
2.65%, 09/01/26	$1,000	$1,004,869
4.20%, 06/15/49	700	774,006
Duke Energy Florida LLC, 3.80%, 07/15/28	1,365	1,495,339
Duke Energy Ohio, Inc., 4.30%, 02/01/49	100	116,604
Duke Energy Progress LLC, 3.25%, 08/15/25(e)	1,590	1,670,334
Edison International, 4.13%, 03/15/28	500	513,060
Entergy Texas, Inc., 3.55%, 09/30/49	520	529,887
Evergy Kansas Central, Inc., 2.55%, 07/01/26	800	802,470
Evergy Metro, Inc.:
3.15%, 03/15/23	1,590	1,638,919
3.65%, 08/15/25	300	320,036
Evergy, Inc., 2.90%, 09/15/29	50	49,765
Eversource Energy:
Series L, 2.90%, 10/01/24	1,530	1,564,076
Series M, 3.30%, 01/15/28(e)	1,000	1,030,608
Florida Power & Light Co.:
2.75%, 06/01/23	1,590	1,629,948
3.25%, 06/01/24(e)	800	838,027
4.05%, 10/01/44	500	570,475
3.15%, 10/01/49(e)	40	40,461
Georgia Power Co., 3.25%, 04/01/26	800	830,772
Indiana Michigan Power Co., Series J, 3.20%, 03/15/23	1,190	1,225,486
Interstate Power & Light Co., 3.25%, 12/01/24	800	833,173
Kentucky Utilities Co., 3.25%, 11/01/20	800	805,897
MidAmerican Energy Co.:
3.10%, 05/01/27	800	834,283
3.15%, 04/15/50	490	484,029
NextEra Energy Capital Holdings, Inc.:
3.55%, 05/01/27	645	685,311
2.75%, 11/01/29(e)	670	673,574
Oglethorpe Power Corp., 5.05%, 10/01/48	250	294,528
Oncor Electric Delivery Co. LLC, 3.80%, 06/01/49	320	347,996
PacifiCorp:
2.95%, 06/01/23	800	822,016
4.13%, 01/15/49	700	800,541
Pennsylvania Electric Co., 3.25%, 03/15/28(c)	1,590	1,630,093
PPL Electric Utilities Corp.:
2.50%, 09/01/22	400	404,034
3.00%, 10/01/49	275	262,940
Progress Energy, Inc., 4.40%, 01/15/21	1,110	1,131,702
PSEG Power LLC:
4.15%, 09/15/21	350	360,754
3.85%, 06/01/23	1,300	1,364,435
Public Service Co. of Colorado:
3.20%, 11/15/20(e)	800	803,628
3.70%, 06/15/28	1,800	1,963,954
4.05%, 09/15/49	20	22,988
Public Service Electric & Gas Co.:
2.38%, 05/15/23(e)	400	405,388
2.25%, 09/15/26	800	793,107
3.00%, 05/15/27	500	517,365
3.70%, 05/01/28	800	868,872
Puget Sound Energy, Inc., 3.25%, 09/15/49	390	388,631
San Diego Gas & Electric Co., 2.50%, 05/15/26	400	397,980
Southern California Edison Co., Series B, 4.88%, 03/01/49	260	308,456
Southern Co., 3.25%, 07/01/26	2,400	2,500,543
Union Electric Co., 4.00%, 04/01/48	500	554,939
Virginia Electric & Power Co.:
3.30%, 12/01/49	140	141,361
Series A, 3.80%, 04/01/28	3,300	3,591,017
Series C, 2.75%, 03/15/23	1,250	1,273,014

Security	Par (000)	Value

Electric Utilities (continued)
Wisconsin Electric Power Co., 3.10%, 06/01/25(e)	$800	$834,879
Wisconsin Power & Light Co., 3.05%, 10/15/27	1,090	1,131,704
Xcel Energy, Inc.:
4.00%, 06/15/28	900	989,297
3.50%, 12/01/49	50	50,835

		66,792,359

Electrical Equipment — 0.3%
Emerson Electric Co.:
2.63%, 12/01/21	800	813,601
2.63%, 02/15/23	1,190	1,221,370
Roper Technologies, Inc.:
3.80%, 12/15/26	1,000	1,074,893
4.20%, 09/15/28	1,894	2,075,824

		5,185,688

Electronic Equipment, Instruments & Components — 0.1%
Keysight Technologies, Inc.:
4.60%, 04/06/27	820	909,500
3.00%, 10/30/29	495	496,645
Tyco Electronics Group SA, 3.13%, 08/15/27	250	257,514

		1,663,659

Energy Equipment & Services — 0.0%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc., 3.14%, 11/07/29	205	211,089

Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.:
3.70%, 10/15/49	450	448,496
2.80%, 06/01/20	1,190	1,193,427
2.25%, 01/15/22	960	963,122
4.70%, 03/15/22	1,000	1,053,794
3.00%, 06/15/23	1,000	1,022,118
4.40%, 02/15/26	400	436,509
3.38%, 10/15/26	3,100	3,223,255
Crown Castle International Corp.:
2.25%, 09/01/21	275	275,799
4.88%, 04/15/22	830	879,238
3.20%, 09/01/24(e)	1,625	1,680,997
3.70%, 06/15/26	1,000	1,057,149
3.80%, 02/15/28	396	422,132
5.20%, 02/15/49	1,200	1,460,058
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26	2,010	2,221,854
Omega Healthcare Investors, Inc., 4.50%, 04/01/27(e)	2,010	2,170,023
Public Storage, 3.09%, 09/15/27	2,500	2,607,363
Service Properties Trust:
4.50%, 06/15/23	135	140,351
4.38%, 02/15/30	2,200	2,159,812
Spirit Realty LP, 4.00%, 07/15/29	2,200	2,316,998

		25,732,495

Equity Real Estate Investment Trusts (REITs) — 0.1%
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25	1,790	1,964,704

Food & Staples Retailing — 0.3%
McCormick & Co., Inc., 2.70%, 08/15/22	880	894,006
Mondelez International, Inc., 3.63%, 02/13/26	2,095	2,230,733
Walmart, Inc.:
2.55%, 04/11/23	800	817,388
2.95%, 09/24/49	940	936,558

		4,878,685

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food Products — 0.1%
Kellogg Co., 2.65%, 12/01/23(e)	$918	$935,626
Sysco Corp., 3.30%, 07/15/26	800	843,648

		1,779,274

Gas Utilities — 0.2%
Atmos Energy Corp., 3.00%, 06/15/27	400	412,853
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29	1,500	1,604,188
Sempra Energy, 3.75%, 11/15/25	200	211,692
Southern California Gas Co.:
3.15%, 09/15/24	800	835,724
Series TT, 2.60%, 06/15/26	800	801,853

		3,866,310

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories, 3.40%, 11/30/23	910	956,760
Baxter International, Inc.:
1.70%, 08/15/21	800	798,839
2.60%, 08/15/26	3,360	3,390,656
3.50%, 08/15/46	270	264,109
Becton Dickinson & Co.:
2.40%, 06/05/20	480	480,510
3.25%, 11/12/20	1,800	1,816,865
3.13%, 11/08/21	800	815,544
2.89%, 06/06/22	575	584,575
Covidien International Finance SA, 2.95%, 06/15/23(e)	2,390	2,458,496
DH Europe Finance II Sarl:
2.60%, 11/15/29	855	851,899
3.25%, 11/15/39	795	801,861
Stryker Corp.:
2.63%, 03/15/21	245	247,084
3.50%, 03/15/26	900	958,051
3.65%, 03/07/28	800	861,042

		15,286,291

Health Care Providers & Services — 1.0%
Aetna, Inc., 2.75%, 11/15/22(e)	1,000	1,016,296
Anthem, Inc., 3.35%, 12/01/24	1,395	1,456,147
Cigna Corp., 3.75%, 07/15/23(e)	1,230	1,290,019
HCA, Inc.:
5.25%, 04/15/25	3,653	4,087,377
5.25%, 06/15/26	500	560,166
5.50%, 06/15/47	1,797	2,065,648
5.25%, 06/15/49	805	899,933
Humana, Inc.:
2.90%, 12/15/22(e)	915	932,367
3.85%, 10/01/24	1,000	1,063,133
Omega Healthcare Investors, Inc., 4.95%, 04/01/24	1,400	1,532,352
Quest Diagnostics, Inc., 2.50%, 03/30/20	705	705,169
Thermo Fisher Scientific, Inc., 2.95%, 09/19/26	400	411,359
UnitedHealth Group, Inc.:
2.38%, 08/15/24(e)	1,035	1,048,733
3.10%, 03/15/26	150	157,124
2.88%, 08/15/29	310	319,080
4.75%, 07/15/45	800	985,153

		18,530,056

Hotels, Restaurants & Leisure — 1.0%
GLP Capital LP/GLP Financing II, Inc.:
5.38%, 11/01/23(e)	1,300	1,414,504
5.75%, 06/01/28	1,145	1,300,033
5.30%, 01/15/29	3,595	3,992,966
Las Vegas Sands Corp.:
3.20%, 08/08/24	1,905	1,961,399
2.90%, 06/25/25	1,520	1,536,159
3.50%, 08/18/26	5,160	5,308,569
3.90%, 08/08/29	720	751,786

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.:
3.70%, 01/30/26	$1,000	$1,079,044
3.50%, 03/01/27	278	297,006
3.80%, 04/01/28	290	317,159
6.30%, 10/15/37(e)	310	421,060
Starbucks Corp., 3.55%, 08/15/29	1,140	1,236,716

		19,616,401

Household Products — 0.0%
Clorox Co., 3.50%, 12/15/24	800	846,813

Independent Power and Renewable Electricity Producers — 0.0%
Exelon Corp., 5.15%, 12/01/20	360	367,234

Insurance — 0.9%
Aflac, Inc.:
3.63%, 06/15/23	500	526,146
3.63%, 11/15/24(e)	1,000	1,069,261
American International Group, Inc., 3.30%, 03/01/21(e)	320	324,657
Aon PLC, 3.88%, 12/15/25	3,400	3,659,644
Berkshire Hathaway, Inc., 3.13%, 03/15/26	355	374,174
Chubb INA Holdings, Inc., 3.35%, 05/15/24	660	695,447
Fidelity National Financial, Inc., 5.50%, 09/01/22	385	414,540
Hartford Financial Services Group, Inc., 3.60%, 08/19/49(e)	190	195,002
Markel Corp., 5.00%, 05/20/49(e)	1,680	1,979,839
Marsh & McLennan Cos., Inc.:
3.30%, 03/14/23	175	181,066
4.90%, 03/15/49	4,935	6,267,574
Old Republic International Corp., 3.88%, 08/26/26	1,500	1,581,178
Willis Towers Watson PLC, 5.75%, 03/15/21	350	364,815

		17,633,343

Interactive Media & Services — 0.0%
Alphabet, Inc., 2.00%, 08/15/26	800	796,025

Internet & Direct Marketing Retail — 0.7%
Alibaba Group Holding Ltd.:
2.80%, 06/06/23	200	202,596
3.60%, 11/28/24(e)	2,445	2,569,206
3.40%, 12/06/27	4,800	5,004,096
4.50%, 11/28/34	300	340,500
Amazon.com, Inc.:
2.80%, 08/22/24	440	455,386
3.15%, 08/22/27	2,390	2,532,880
Expedia Group, Inc.:
3.80%, 02/15/28	1,850	1,892,321
3.25%, 02/15/30(c)	385	370,548

		13,367,533

IT Services — 0.6%
Fidelity National Information Services, Inc., 3.63%, 10/15/20	714	722,029
Global Payments, Inc., 3.20%, 08/15/29	2,510	2,558,216
International Business Machines Corp.:
2.85%, 05/13/22	200	204,524
3.38%, 08/01/23	800	837,861
4.25%, 05/15/49	750	858,347
PayPal Holdings, Inc., 2.85%, 10/01/29(e)	4,520	4,561,988
Verisk Analytics, Inc.:
4.13%, 03/15/29(e)	790	867,602
4.00%, 06/15/25	1,400	1,507,598

		12,118,165

Leisure Products — 0.1%
Hasbro, Inc., 3.90%, 11/19/29	2,670	2,689,367

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media — 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20	$1,395	$1,403,890
4.46%, 07/23/22	200	210,234
4.91%, 07/23/25	1,350	1,486,590
3.75%, 02/15/28	1,750	1,815,296
4.20%, 03/15/28	4,800	5,117,065
5.05%, 03/30/29	100	113,466
5.38%, 04/01/38	1,900	2,167,975
5.38%, 05/01/47	1,700	1,907,242
Comcast Corp.:
3.38%, 02/15/25	1,590	1,677,853
2.35%, 01/15/27	400	399,670
4.15%, 10/15/28	200	225,269
2.65%, 02/01/30	3,385	3,399,502
4.60%, 10/15/38	1,200	1,430,720
3.25%, 11/01/39	1,900	1,930,151
4.70%, 10/15/48	1,400	1,728,672
Fox Corp., 4.03%, 01/25/24(c)	1,040	1,108,284
Interpublic Group of Cos., Inc., 3.75%, 10/01/21	215	220,988
Thomson Reuters Corp.:
3.85%, 09/29/24	800	839,157
3.35%, 05/15/26(e)	800	824,322
Time Warner Cable LLC, 5.00%, 02/01/20	680	681,273

		28,687,619

Metals & Mining — 0.0%
Rio Tinto Finance USA PLC, 4.13%, 08/21/42(e)	528	605,687

Multi-Utilities — 0.3%
CenterPoint Energy, Inc., 4.25%, 11/01/28	730	792,734
Dominion Energy, Inc., 2.58%, 07/01/20	210	210,437
DTE Energy Co., Series D, 3.70%, 08/01/23	835	871,726
NiSource, Inc., 3.95%, 03/30/48	310	326,928
San Diego Gas & Electric Co., 3.60%, 09/01/23	1,590	1,662,689
Sempra Energy, 2.90%, 02/01/23	255	260,071
Southwest Gas Corp., 3.70%, 04/01/28(e)	1,590	1,706,980
Washington Gas Light Co., 3.65%, 09/15/49	30	30,186

		5,861,751

Office Supplies & Equipment — 0.3%
VMware, Inc.:
2.30%, 08/21/20	470	470,664
2.95%, 08/21/22	3,800	3,872,042
3.90%, 08/21/27	1,675	1,753,429

		6,096,135

Oil, Gas & Consumable Fuels — 1.6%
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	500	507,969
CNOOC Finance 2015 USA LLC, 3.50%, 05/05/25	1,500	1,564,478
Equinor ASA:
2.75%, 11/10/21(e)	2,480	2,523,641
3.25%, 11/10/24	400	421,529
3.25%, 11/18/49	500	504,157
Exxon Mobil Corp., 3.18%, 03/15/24	800	838,205
MPLX LP, 4.88%, 06/01/25	2,000	2,184,882
ONEOK Partners LP:
3.38%, 10/01/22(e)	1,000	1,029,194
4.90%, 03/15/25	2,000	2,202,850
6.13%, 02/01/41(e)	800	963,310
ONEOK, Inc.:
2.75%, 09/01/24	1,475	1,489,012
4.00%, 07/13/27	1,725	1,837,248
4.55%, 07/15/28	300	330,039

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
4.35%, 03/15/29	$2,215	$2,399,260
5.20%, 07/15/48	320	363,169
4.45%, 09/01/49	2,100	2,178,278
Petroleos Mexicanos:
5.35%, 02/12/28	1,165	1,153,350
6.50%, 06/02/41	380	377,031
6.38%, 01/23/45	460	446,631
5.63%, 01/23/46	800	719,250
6.75%, 09/21/47	100	100,875
7.69%, 01/23/50(c)	100	109,571
Phillips 66 Partners LP, 3.15%, 12/15/29	3,270	3,258,563
Shell International Finance BV, 2.38%, 11/07/29	2,470	2,449,991
TransCanada PipeLines Ltd., 3.75%, 10/16/23	800	843,085

		30,795,568

Personal Products — 0.1%
Estee Lauder Cos., Inc.:
1.70%, 05/10/21(e)	400	399,508
2.38%, 12/01/29	1,175	1,174,674
Unilever Capital Corp., 2.00%, 07/28/26(e)	800	792,940

		2,367,122

Pharmaceuticals — 1.7%
AbbVie, Inc.:
2.50%, 05/14/20(e)	490	490,736
2.60%, 11/21/24(c)	3,520	3,548,484
3.20%, 11/21/29(c)	2,770	2,818,072
4.05%, 11/21/39(c)	890	935,441
AstraZeneca PLC:
3.50%, 08/17/23	1,200	1,255,845
3.13%, 06/12/27	1,490	1,554,207
Bristol-Myers Squibb Co.:
2.25%, 08/15/21(c)	1,700	1,710,631
3.25%, 11/01/23(e)	400	418,813
3.45%, 11/15/27(c)	557	596,141
CVS Health Corp.:
3.35%, 03/09/21	672	683,173
4.78%, 03/25/38	1,050	1,193,712
Eli Lilly & Co., 2.75%, 06/01/25	378	389,870
GlaxoSmithKline Capital, Inc., 4.20%, 03/18/43	993	1,154,061
Johnson & Johnson, 2.95%, 03/03/27(e)	2,530	2,653,738
Merck & Co., Inc.:
2.80%, 05/18/23(e)	800	824,301
2.75%, 02/10/25	800	830,084
Novartis Capital Corp.:
2.40%, 09/21/22	800	812,905
3.10%, 05/17/27	3,500	3,706,230
Pfizer, Inc.:
3.00%, 12/15/26	1,000	1,051,090
7.20%, 03/15/39	500	786,563
Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21	1,800	1,861,470
Zoetis, Inc.:
3.45%, 11/13/20	355	358,830
3.00%, 09/12/27	1,800	1,850,994
3.90%, 08/20/28	1,155	1,253,336

		32,738,727

Professional Services — 0.1%
IHS Markit Ltd., 4.75%, 08/01/28	2,105	2,344,475

Real Estate — 0.1%
Equinix, Inc.:
2.63%, 11/18/24	900	901,674
3.20%, 11/18/29	1,815	1,821,752

		2,723,426

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Road & Rail — 0.5%
Burlington Northern Santa Fe LLC, 3.00%, 04/01/25	$800	$832,847
Canadian National Railway Co.:
2.75%, 03/01/26	800	819,617
3.65%, 02/03/48	3,000	3,312,487
CSX Corp.(e):
3.40%, 08/01/24	800	844,924
2.60%, 11/01/26	800	813,779
Kansas City Southern, 2.88%, 11/15/29	655	653,466
Union Pacific Corp.:
2.75%, 04/15/23	1,590	1,620,158
3.25%, 08/15/25(e)	400	421,730
2.75%, 03/01/26	800	819,920

		10,138,928

Semiconductors & Semiconductor Equipment — 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 01/15/20	1,700	1,700,076
3.00%, 01/15/22	1,700	1,725,150
3.63%, 01/15/24	2,300	2,383,777
3.13%, 01/15/25	540	546,581
3.88%, 01/15/27	1,650	1,713,951
3.50%, 01/15/28	900	905,658
Broadcom, Inc., 4.25%, 04/15/26(c)	1,950	2,071,234
Maxim Integrated Products, Inc.(e):
3.38%, 03/15/23	1,000	1,022,933
3.45%, 06/15/27	1,015	1,045,310
Micron Technology, Inc., 4.19%, 02/15/27	3,400	3,629,088
QUALCOMM, Inc.:
3.45%, 05/20/25	800	846,151
3.25%, 05/20/27	2,335	2,457,706
Texas Instruments, Inc., 2.25%, 05/01/23	800	810,023

		20,857,638

Software — 0.2%
Activision Blizzard, Inc., 2.30%, 09/15/21	200	201,052
Citrix Systems, Inc., 4.50%, 12/01/27	1,300	1,408,861
Microsoft Corp., 2.70%, 02/12/25	800	826,711
Oracle Corp.:
2.95%, 05/15/25	800	832,840
2.65%, 07/15/26	400	409,194

		3,678,658

Specialty Retail — 0.1%
Dollar Tree, Inc., 4.20%, 05/15/28	518	555,681
Home Depot, Inc.:
2.80%, 09/14/27(e)	800	832,194
5.40%, 09/15/40	200	265,385

		1,653,260

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc., 3.00%, 06/20/27	925	969,696
Dell International LLC/EMC Corp., 8.35%, 07/15/46(c)	1,580	2,177,141
Hewlett Packard Enterprise Co., 3.50%, 10/05/21	615	630,481

		3,777,318

Tobacco — 0.9%
Altria Group, Inc.:
3.49%, 02/14/22	570	586,659
5.80%, 02/14/39	1,787	2,102,433
5.38%, 01/31/44	535	604,506
3.88%, 09/16/46	1,550	1,430,945
5.95%, 02/14/49	717	869,340
6.20%, 02/14/59	25	29,789
BAT Capital Corp.:
2.76%, 08/15/22(e)	1,070	1,085,773
3.56%, 08/15/27	4,360	4,451,674

Security	Par (000)	Value

Tobacco (continued)
4.39%, 08/15/37	$670	$678,483
4.76%, 09/06/49	820	847,842
Philip Morris International, Inc.:
6.38%, 05/16/38	2,600	3,592,775
4.25%, 11/10/44	800	884,575
Reynolds American, Inc.:
3.25%, 06/12/20	127	127,578
4.00%, 06/12/22	305	317,484

		17,609,856

Water Utilities — 0.1%
Aqua America, Inc., 3.57%, 05/01/29	1,030	1,083,594

Wireless Telecommunication Services — 0.5%
American Tower Corp.:
3.45%, 09/15/21	740	756,857
3.50%, 01/31/23	1,900	1,969,027
3.95%, 03/15/29	3,300	3,549,493
Crown Castle International Corp.:
5.25%, 01/15/23	1,000	1,086,314
3.65%, 09/01/27	200	211,663
3.10%, 11/15/29	705	714,038
EPR Properties, 4.95%, 04/15/28	140	152,984
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23(c)	726	732,714

		9,173,090

Total Corporate Bonds — 37.1% (Cost — $688,018,366)		720,197,896

Foreign Agency Obligations — 0.6%

Colombia — 0.1%
Colombia Government International Bond:
3.88%, 04/25/27	200	212,000
5.00%, 06/15/45	1,160	1,347,775

		1,559,775

Indonesia — 0.1%
Indonesia Government International Bond:
3.50%, 01/11/28	1,800	1,881,562
4.75%, 07/18/47(c)(e)	500	578,125

		2,459,687

Mexico — 0.3%
Mexico Government International Bond:
4.15%, 03/28/27	2,325	2,489,930
4.50%, 04/22/29	810	889,228
6.75%, 09/27/34(e)	720	984,600
6.05%, 01/11/40(e)	100	130,156
4.60%, 02/10/48	750	820,313

		5,314,227

Uruguay — 0.1%
Uruguay Government International Bond:
4.38%, 01/23/31(e)	530	593,103
5.10%, 06/18/50	1,200	1,441,500
4.98%, 04/20/55	50	58,953

		2,093,556

Total Foreign Agency Obligations — 0.6% (Cost — $10,376,381)		11,427,245

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 0.5%

California — 0.2%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge:
Series F-2, 6.26%, 04/01/49	$500	$761,345
Series S-1, 6.92%, 04/01/40	50	73,247
State of California, GO, Build America Bonds:
7.55%, 04/01/39	1,025	1,640,031
7.60%, 11/01/40	500	820,260
State of California, GO, Refunding, 3.50%, 04/01/28	500	536,470
University of California, RB, General, Series AD, 4.86%, 05/15/12	165	204,087
University of California, Refunding RB, Limited Project, Series J, 4.13%, 05/15/45	150	165,532

		4,200,972

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, Refunding RB, Subordinate Lien, Series A, 3.21%, 10/01/48	200	199,104

Illinois — 0.1%
Chicago O’Hare International Airport, ARB, General Senior Lien, Series C, 4.47%, 01/01/49	310	371,315
State of Illinois, GO, Pension, 5.10%, 06/01/33(e)	605	651,645

		1,022,960

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Consolidated Loan, Series H, 2.90%, 09/01/49	545	518,829

New Jersey — 0.0%
New Jersey State Turnpike Authority, RB, Build America Bonds, Series A, 7.10%, 01/01/41	550	841,517

New York — 0.2%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Build America Bonds, 5.51%, 08/01/37	110	140,235
Metropolitan Transportation Authority, RB, Build America Bonds, Series E, 6.81%, 11/15/40	355	506,219
New York City Water & Sewer System, Refunding RB, Build America Bonds, 5.88%, 06/15/44	500	718,310
Port Authority of New York & New Jersey, ARB, 192nd Series, 4.81%, 10/15/65	50	63,412
Port Authority of New York & New Jersey, RB:
4.03%, 09/01/48	1,000	1,130,430
191th Series, 4.82%, 06/01/45	200	218,844
State of New York Dormitory Authority, Refunding RB, Series B, 3.14%, 07/01/43	255	252,784

		3,030,234

Total Municipal Bonds — 0.5% (Cost — $9,447,590)		9,813,616

Non-Agency Mortgage-Backed Securities — 7.1%

Collateralized Mortgage Obligations — 3.8%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, (6 mo. LIBOR US + 1.50%), 3.42%, 10/25/34(b)	51	51,061
Angel Oak Mortgage Trust I LLC, Series 2019-4, Class A1, 2.99%, 07/26/49(c)(d)	5,351	5,366,938
Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.00%, 02/25/21	4	3,522
Citigroup Mortgage Loan Trust, Class A(c)(d):
Series 2013-A, 3.00%, 05/25/42	14	13,763
Series 2014-A, 4.00%, 01/25/35	83	85,673

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust(b)(c):
Series 2019-R03, Class 1M1, (1 mo. LIBOR US + 0.75%), 2.54%, 09/25/31	$876	$875,708
Series 2019-R05, Class 1M1, (1 mo. LIBOR US + 0.75%), 2.54%, 07/25/39	2,774	2,773,844
Series 2019-R06, Class 2M1, (1 mo. LIBOR US + 0.75%), 2.54%, 09/25/39	4,367	4,367,625
Series 2019-R07, Class 1M1, (1 mo. LIBOR US + 0.77%), 2.56%, 10/25/39	4,617	4,618,500
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-6, Class 3A1, 5.00%, 09/25/19	8	6,682
Credit Suisse Mortgage Capital Certificates, Series 2009-15R, Class 3A1, 5.15%, 03/26/36(c)(d)	13	13,337
Deephaven Residential Mortgage Trust, Series 2019-3A, Class A1, 2.96%, 07/25/59(c)(d)	5,855	5,872,176
Fannie Mae Connecticut Avenue Securities:
Series 2016-C05, Class 2M2F, (1 mo. LIBOR US + 2.75%), 4.54%, 01/25/29(b)	4,288	4,323,818
Series 2017-C02, Class 1M1, (1 mo. LIBOR US + 1.15%), 2.94%, 09/25/29(b)	304	304,661
Series 2017-C04, Class 2M1, (1 mo. LIBOR US + 0.85%), 2.64%, 11/25/29(b)	551	551,147
Series 2017-C05, Class 1M1, (1 mo. LIBOR US + 0.55%), 2.34%, 01/25/30(b)	15	14,975
Series 2017-C06, Class 1M1, (1 mo. LIBOR US + 0.75%), 2.54%, 02/25/30(b)	57	57,380
Series 2018-C01, Class 1EA1, 2.24%, 07/25/30(d)	6,092	6,055,354
Freddie Mac STACR Trust(b)(c):
Series 2019-DNA3, Class M1, (1 mo. LIBOR US + 0.73%), 2.52%, 07/25/49	2,314	2,314,303
Series 2019-DNA4, Class M1, (1 mo. LIBOR US + 0.70%), 2.41%, 10/25/49	2,367	2,367,134
Freddie Mac Structured Agency Credit Risk Debt Notes(b):
Series 2016-DNA1, Class M2, (1 mo. LIBOR US + 2.90%), 4.69%, 07/25/28	159	159,285
Series 2017-HQA2, Class M1, (1 mo. LIBOR US + 0.80%), 2.59%, 12/25/29	1,681	1,681,448
Series 2014-DN2, Class M2, (1 mo. LIBOR US + 1.65%), 3.44%, 04/25/24	428	429,257
Series 2015-DN1, Class M3, (1 mo. LIBOR US + 4.15%), 5.94%, 01/25/25	1,547	1,614,798
Series 2015-DNA1, Class M2, (1 mo. LIBOR US + 1.85%), 3.64%, 10/25/27	5,130	5,162,433
Series 2015-HQ1, Class M3, (1 mo. LIBOR US + 3.80%), 5.59%, 03/25/25	1,242	1,274,181
Series 2015-HQA1, Class M2, (1 mo. LIBOR US + 2.65%), 4.44%, 03/25/28	288	288,977
Series 2016-DNA1, Class M3, (1 mo. LIBOR US + 5.55%), 7.34%, 07/25/28	2,200	2,426,228
Series 2017-DNA1, Class M1, (1 mo. LIBOR US + 1.20%), 2.99%, 07/25/29	1,621	1,623,923
Series 2017-DNA2, Class M1, (1 mo. LIBOR US + 1.20%), 2.99%, 10/25/29	852	854,851
Series 2017-DNA3, Class M1, (1 mo. LIBOR US + 0.75%), 2.54%, 03/25/30	1,077	1,077,757
Freddie Mac Structured Agency Credit Risk Trust, Series 2019-HQA1, Class M1, (1 mo. LIBOR US + 0.90%), 2.69%, 02/25/49(b)(c)	821	821,436
STACR Trust(b)(c):
Series 2018-DNA3, Class M1, (1 mo. LIBOR US + 0.75%), 2.54%, 09/25/48	1,594	1,594,863
Series 2018-HRP1, Class M2, (1 mo. LIBOR US + 1.65%), 3.44%, 04/25/43	7,075	7,096,932

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2018-HRP1, Class M2B, (1 mo. LIBOR US + 1.65%), 3.44%, 04/25/43	$2,000	$2,014,349
Series 2018-HRP2, Class M2, (1 mo. LIBOR US + 1.25%), 3.04%, 02/25/47	2,390	2,393,759
Wells Fargo Commercial Mortgage Trust, Class A5:
Series 2014-LC16, 3.82%, 08/15/50	1,300	1,376,884
Series 2018-C44, 4.21%, 05/15/51	780	868,475

		72,797,437

Commercial Mortgage-Backed Securities — 3.3%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class B, 4.36%, 09/15/48(d)	360	384,499
Benchmark Mortgage Trust, Series 2018-B2, Class A5, 3.88%, 02/15/51(d)	1,450	1,582,341
Citigroup Commercial Mortgage Trust:
Series 2006-C5, Class AJ, 5.48%, 10/15/49	25	24,551
Series 2015-GC29, Class A2, 2.67%, 04/10/48	8,191	8,191,738
Series 2015-GC35, Class A4, 3.82%, 11/10/48	870	933,562
Series 2016-GC36, Class A5, 3.62%, 02/10/49	550	585,137
COMM Mortgage Trust, Series 2015-CR22, Class A2, 2.86%, 03/10/48	2,327	2,325,180
Commercial Mortgage Trust:
Series 2012-CR3, Class AM, 3.42%, 10/15/45(c)	1,680	1,713,404
Series 2013-CR11, Class B, 5.11%, 08/10/50(d)	380	406,402
Series 2013-LC6, Class AM, 3.28%, 01/10/46	400	409,237
Series 2014-CR17, Class A5, 3.98%, 05/10/47	670	712,857
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class A5, 3.46%, 11/15/50(d)	800	841,785
DBJPM Mortgage Trust, Series 2016-C1, Class B, 4.20%, 05/10/49(d)	330	348,839
Eleven Madison Avenue Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(c)(d)	150	157,040
GE Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.61%, 12/10/49(d)	43	36,292
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.62%, 07/10/38(d)	29	29,571
GS Mortgage Securities Trust:
Series 2012-GCJ7, Class AS, 4.09%, 05/10/45	280	289,534
Series 2013-GC13, Class A5, 4.05%, 07/10/46(d)	170	180,609
Series 2014-GC20, Class A5, 4.00%, 04/10/47	730	774,675
Series 2015-GC30, Class B, 4.01%, 05/10/50(d)	300	314,006
Series 2015-GS1, Class A3, 3.73%, 11/10/48	2,030	2,168,900
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Class A4, 4.13%, 08/15/46(d)	430	456,907
Series 2013-C14, Class AS, 4.41%, 08/15/46(d)	1,920	2,028,817
Series 2013-C17, Class A3, 3.93%, 01/15/47	1,224	1,292,827
Series 2013-C17, Class A4, 4.20%, 01/15/47	841	900,410
Series 2014-C19, Class A4, 4.00%, 04/15/47	1,320	1,406,095
Series 2014-C22, Class A4, 3.80%, 09/15/47	1,470	1,561,119
Series 2014-C25, Class AS, 4.07%, 11/15/47	2,180	2,305,010
Series 2015-C30, Class A5, 3.82%, 07/15/48	1,780	1,905,301
Series 2015-C33, Class A4, 3.77%, 12/15/48	2,360	2,526,468
Series 2016-C1, Class A5, 3.58%, 03/15/49	810	859,716
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class B, 5.67%, 05/12/45(d)	210	10,823
Series 2011-C5, Class A3, 4.17%, 08/15/46	70	71,922
Series 2012-CBX, Class AS, 4.27%, 06/15/45	350	364,278
Series 2016-JP3, Class A4, 2.63%, 08/15/49	1,190	1,197,544
Morgan Stanley Bank of America Merrill Lynch Trust, Class A4:
Series 2013-C13, 4.04%, 11/15/46	460	487,974
Series 2015-C20, 3.25%, 02/15/48	1,040	1,079,285
Series 2015-C27, 3.75%, 12/15/47	1,030	1,098,982

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust:
Series 2012-C4, Class A4, 3.24%, 03/15/45	$680	$690,998
Series 2012-C4, Class AS, 3.77%, 03/15/45	2,900	2,973,694
Series 2015-MS1, Class A4, 3.78%, 05/15/48(d)	550	586,233
Series 2015-UBS8, Class A3, 3.54%, 12/15/48	3,010	3,167,558
Series 2019-H6, Class A4, 3.42%, 06/15/52	1,070	1,134,849
Series 2019-L2, Class A4, 4.07%, 03/15/52	2,900	3,220,881
Series 2019-L3, Class AS, 3.49%, 11/15/29	970	1,000,938
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	505	513,359
Wells Fargo Commercial Mortgage Trust, Class AS:
Series 2014-LC18, 3.81%, 12/15/47	510	528,837
Series 2015-C26, 3.58%, 02/15/48	1,380	1,432,015
WF-RBS Commercial Mortgage Trust:
Series 2012-C08, Class AS, 3.66%, 08/15/45	640	657,561
Series 2012-C10, Class AS, 3.24%, 12/15/45	460	468,708
Series 2013-C18, Class A5, 4.16%, 12/15/46(d)	620	662,162
Series 2014-C23, Class A4, 3.65%, 10/15/57	325	342,049
WFRBS Commercial Mortgage Trust, Class AS:
Series 2014-C23, 4.21%, 10/15/57(d)	1,140	1,219,378
Series 2014-C24, 3.93%, 11/15/47	3,740	3,932,183

		64,495,040

Total Non-Agency Mortgage-Backed Securities — 7.1% (Cost — $136,527,492)		137,292,477

U.S. Government Sponsored Agency Securities — 34.2%

Collateralized Mortgage Obligations — 2.6%
Fannie Mae Connecticut Avenue Securities(b):
Series 2018-C06, Class 2M1, (1 mo. LIBOR US + 0.55%), 2.34%, 03/25/31	297	296,845
Series 2018-C03, Class 1M1, (1 mo. LIBOR US + 0.68%), 2.47%, 10/25/30	951	951,111
Series 2019-R04, Class 2M1, (1 mo. LIBOR US + 0.75%), 2.54%, 06/25/39(c)	4,370	4,370,151
Series 2017-C01, Class 1M1, (1 mo. LIBOR US + 1.30%), 3.09%, 07/25/29	200	200,261
Series 2016-C04, Class 1M1, (1 mo. LIBOR US + 1.45%), 3.24%, 01/25/29	11	10,664
Series 2019-R04, Class 2M2, (1 mo. LIBOR US + 2.10%), 3.89%, 06/25/39(c)	3,430	3,450,415
Series 2017-C05, Class 1M2A, (1 mo. LIBOR US + 2.20%), 3.99%, 01/25/30(a)	3,103	3,129,017
Series 2017-C07, Class 2M2A, (1 mo. LIBOR US + 2.50%), 4.29%, 05/25/30	1,447	1,466,741
Series 2014-C02, Class 2M2, (1 mo. LIBOR US + 2.60%), 4.39%, 05/25/24	1,513	1,568,507
Series 2017-C06, Class 1M2A, (1 mo. LIBOR US + 2.65%), 4.44%, 02/25/30	830	840,738
Series 2014-C03, Class 2M2, (1 mo. LIBOR US + 2.90%), 4.69%, 07/25/24	1,427	1,487,203
Series 2017-C01, Class 1M2A, (1 mo. LIBOR US + 3.55%), 5.34%, 07/25/29	2,570	2,632,288
Series 2014-C01, Class M2, (1 mo. LIBOR US + 4.40%), 6.19%, 01/25/24	1,036	1,125,845
Series 2016-C05, Class 2M2, (1 mo. LIBOR US + 4.45%), 6.24%, 01/25/29	508	536,896
Series 2015-C01, Class 2M2, (1 mo. LIBOR US + 4.55%), 6.34%, 02/25/25	280	290,935
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 4.90%), 6.69%, 11/25/24	876	962,429
Series 2014-C04, Class 1M2, (1 mo. LIBOR US + 5.00%), 6.79%, 11/25/24	125	134,780

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR Trust(b)(c):
Series 2019-HQA2, Class M1, (1 mo. LIBOR US + 0.70%), 2.49%, 04/25/49	$2,167	$2,167,310
Series 2019-HQA3, Class M1, (1 mo. LIBOR US + 0.75%), 2.54%, 09/25/49	2,247	2,247,071
Series 2019-DNA1, Class M1, (1 mo. LIBOR US + 0.90%), 2.69%, 01/25/49	4,633	4,636,217
Series 2019-FTR2, Class M1, (1 mo. LIBOR US + 0.95%), 2.74%, 11/25/48	5,268	5,267,673
Series 2019-HQA3, Class M2, (1 mo. LIBOR US + 1.85%), 3.64%, 09/25/49	5,000	5,000,488
Series 2019-HQA2, Class M2, (1 mo. LIBOR US + 2.05%), 3.84%, 04/25/49	1,680	1,687,699
Series 2018-HQA2, Class M2, (1 mo. LIBOR US + 2.30%), 4.09%, 10/25/48	2,000	2,025,739
Freddie Mac Structured Agency Credit Risk Debt Notes(b):
Series 2016-HQA3, Class M2, (1 mo. LIBOR US + 1.35%), 3.14%, 03/25/29	149	149,470
Series 2014-DN1, Class M2, (1 mo. LIBOR US + 2.20%), 3.99%, 02/25/24	101	101,831
Series 2016-HQA2, Class M2, (1 mo. LIBOR US + 2.25%), 4.04%, 11/25/28	191	191,401
Series 2015-HQA2, Class M2, (1 mo. LIBOR US + 2.80%), 4.59%, 05/25/28	39	39,587
Series 2015-DNA3, Class M2, (1 mo. LIBOR US + 2.85%), 4.64%, 04/25/28	307	309,565
Series 2014-DN4, Class M3, (1 mo. LIBOR US + 4.55%), 6.34%, 10/25/24	149	159,961
Series 2016-DNA2, Class M3, (1 mo. LIBOR US + 4.65%), 6.44%, 10/25/28	2,333	2,512,016

		49,950,854

Commercial Mortgage-Backed Securities — 2.7%
Fannie Mae, Class A2:
Series 2012-M13, 2.38%, 05/25/22	3,419	3,446,580
Series 2012-M9, 2.48%, 04/25/22	4,646	4,672,661
Series 2016-M13, 2.48%, 09/25/26(d)	800	804,586
Series 2013-M3, 2.51%, 11/25/22(d)	4,541	4,594,089
Series 2017-M4, 2.59%, 12/25/26(d)	4,000	4,072,189
Series 2012-M5, 2.72%, 02/25/22	2,071	2,093,507
Series 2018-M1, 2.99%, 12/25/27(d)	1,590	1,656,659
Series 2018-M7, 3.05%, 03/25/28(d)	1,590	1,667,854
Freddie Mac:
Series K020, 2.37%, 05/25/22	7,960	8,022,718
Series K055, 2.67%, 03/25/26	1,590	1,631,396
Series K064, 3.22%, 03/25/27	2,790	2,952,684
Series K031, 3.30%, 04/25/23(d)	281	291,999
Series K060, 3.30%, 10/25/26	1,190	1,264,705
Series K061, 3.35%, 11/25/26(d)	1,590	1,693,768
Series K073, 3.35%, 01/25/28	1,610	1,718,955
Series K072, 3.44%, 12/25/27	1,190	1,278,095
Series K076, 3.90%, 04/25/28	2,390	2,640,893
Freddie Mac Multifamily Structured Pass-Through Certificates, Class A2:
Series K056, 2.53%, 05/25/26	1,480	1,506,324
Series K057, 2.57%, 07/25/26	250	255,137
Series K025, 2.68%, 10/25/22	3,980	4,046,855
Series K062, 3.41%, 12/25/26	2,520	2,695,305

		53,006,959

Mortgage-Backed Securities — 28.9%
Fannie Mae Mortgage-Backed Securities:
(12 mo. LIBOR US + 1.54%), 2.02%, 06/01/43(b)	140	143,426

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
(11th District Cost of Funds + 1.25%), 2.38%, 09/01/34(b)	$148	$147,437
2.50%, 09/01/28 - 01/01/50(g)	3,182	3,190,656
3.00%, 12/01/26 - 01/01/50(g)	38,295	39,037,760
(6 mo. LIBOR US + 1.04%), 3.04%, 05/01/33(b)	4	4,041
3.50%, 11/01/31 - 11/01/51(g)	75,555	78,581,767
(6 mo. LIBOR US + 1.36%), 3.60%, 10/01/32(b)	26	26,364
4.00%, 06/01/24 - 02/01/57(g)	67,694	71,226,596
(12 mo. LIBOR US + 1.82%), 4.07%, 09/01/41(b)	51	52,837
(12 mo. LIBOR US + 1.77%), 4.30%, 01/01/42(b)	28	29,804
(12 mo. LIBOR US + 1.75%), 4.35%, 08/01/41(b)	43	44,693
(12 mo. LIBOR US + 1.38%), 4.38%, 04/01/35(b)	77	79,031
(12 mo. LIBOR US + 1.53%), 4.41%, 04/01/43 - 05/01/43(b)	45	45,950
4.50%, 04/01/23 - 01/01/50(g)	54,540	58,047,050
(1 year CMT + 1.94%), 4.56%, 04/01/35(b)	15	15,619
(12 mo. LIBOR US + 1.73%), 4.64%, 04/01/40(b)	13	14,061
(12 mo. LIBOR US + 1.81%), 4.93%, 02/01/42(b)	4	3,788
5.00%, 01/01/20 - 01/01/50(g)	24,347	26,263,683
5.50%, 10/01/32 - 01/01/47	3,869	4,336,878
6.00%, 11/01/22 - 02/01/49	4,710	5,387,759
6.50%, 12/01/30 - 01/01/36	861	959,793
7.00%, 01/01/32 - 06/01/32	26	29,707
7.50%, 09/01/29	8	9,240
Freddie Mac Mortgage-Backed Securities:
(11th District Cost of Funds + 1.25%), 2.38%, 11/01/27(b)	82	81,112
(12 mo. LIBOR US + 1.65%), 2.46%, 05/01/43(b)	113	114,060
2.50%, 02/01/27 - 10/01/49	1,361	1,374,748
(12 mo. LIBOR US + 1.60%), 2.51%, 08/01/43(b)	44	44,762
3.00%, 05/01/27 - 12/01/49	6,089	6,244,815
3.50%, 04/01/26 - 11/01/49	29,697	30,938,861
4.00%, 10/01/24 - 06/01/49	19,929	21,017,327
(12 mo. LIBOR US + 1.77%), 4.37%, 08/01/41(b)	40	42,050
(12 mo. LIBOR US + 1.50%), 4.37%, 06/01/43(b)	11	11,615
(12 mo. LIBOR US + 1.79%), 4.38%, 09/01/32(b)	3	2,837
4.50%, 08/01/20 - 01/01/49	13,780	14,673,340
(12 mo. LIBOR US + 1.90%), 4.53%, 01/01/42(b)	1	1,425
(12 mo. LIBOR US + 1.89%), 4.58%, 07/01/41(b)	31	32,272
(12 mo. LIBOR US + 1.75%), 4.65%, 04/01/38(b)	98	102,482
(12 mo. LIBOR US + 1.75%), 4.88%, 02/01/40(b)	79	82,652
(1 year CMT + 2.34%), 4.95%, 04/01/32(b)	32	34,319
5.00%, 01/01/20 - 07/01/48	2,619	2,819,976
5.50%, 07/01/20 - 08/01/38	1,049	1,162,831
6.00%, 07/01/21 - 04/01/38	425	479,550
6.50%, 05/01/21 - 08/01/36	352	411,589
7.50%, 12/01/30	1	734
Ginnie Mae Mortgage-Backed Securities:
3.00%, 01/20/43 - 02/20/48	5,969	6,161,488
3.50%, 01/15/41 - 01/01/50(g)	55,390	57,498,516
4.00%, 09/15/40 - 01/01/50(g)	45,395	47,254,533
4.50%, 03/15/39 - 01/01/50(g)	50,210	52,805,158
5.00%, 11/20/33 - 01/01/50(g)	25,208	26,732,797
5.50%, 06/15/34 - 04/20/48	817	909,020
6.00%, 01/15/32 - 10/20/38	250	283,773
6.50%, 06/15/28 - 07/15/38	95	106,843
7.00%, 06/15/29	13	12,810
7.50%, 08/20/30	3	4,076

		559,120,311

Total U.S. Government Sponsored Agency Securities — 34.2% (Cost — $651,729,384)		662,078,124

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations — 3.0%
U.S. Treasury Bonds, 3.38%, 11/15/48	$13,550	$16,391,266
U.S. Treasury Notes:
2.50%, 05/31/20	2,000	2,006,865
2.63%, 08/15/20	3,980	4,003,942
2.38%, 04/15/21(e)	1,000	1,009,648
1.38%, 04/30/21(e)	3,980	3,967,873
1.63%, 04/30/23	2,390	2,389,813
2.63%, 06/30/23	10,000	10,338,281
1.63%, 10/31/23	1,990	1,988,212
2.13%, 03/31/24	500	509,297
2.25%, 11/15/24(e)	3,980	4,084,320
2.00%, 08/15/25(e)	3,680	3,730,456
2.25%, 11/15/25	2,960	3,040,591
2.38%, 05/15/27	2,390	2,479,158
2.63%, 02/15/29	1,644	1,743,539

Total U.S. Treasury Obligations — 3.0% (Cost — $55,470,669)		57,683,261

Total Long-Term Investments — 97.2% (Cost — $1,834,990,724)		1,884,263,993

	Shares

Short-Term Securities — 9.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.84%(h)(i)(j)	180,038,038	180,110,053
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.52%(i)(j)	100,000	100,000

Total Short-Term Securities — 9.3% (Cost — $180,198,282)		180,210,053

Total Investments Before TBA Sale Commitments — 106.5% (Cost — $2,015,189,006)		2,064,474,046

Security	Par (000)		Value

TBA Sale Commitments — (1.0%)

Mortgage-Backed Securities — (1.0%)
Fannie Mae Mortgage-Backed Securities(g):
3.00%, 01/15/35 - 01/15/50	USD	11,395	$(11,637,239)
3.50%, 01/15/35 - 01/15/50		1,687	(1,742,662)
4.50%, 01/15/50		3,054	(3,215,409)
5.50%, 01/15/50		75	(80,765)
Ginnie Mae Mortgage-Backed Securities(g):
2.50%, 01/15/50		100	(100,426)
3.00%, 01/15/50		240	(246,572)
3.50%, 01/15/50		1,479	(1,524,236)
4.50%, 01/15/50		500	(531,719)
5.50%, 01/15/50		675	(716,713)

Total TBA Sale Commitments — (1.0)% (Proceeds — $19,750,444)			(19,795,741)

Total Investments, Net of TBA Sale Commitments — 105.5% (Cost — $1,995,438,562)			2,044,678,305

Liabilities in Excess of Other Assets — (5.5)%			(106,557,799)

Net Assets — 100.0%			$1,938,120,506

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Security, or a portion of the security, is on loan.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Represents or includes a TBA transaction.
(h)	All or a portion of the security was purchased with the cash collateral from loaned securities.
(i)	Annualized 7-day yield as of period end.

(j)

During the year ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	117,660,556	62,377,482	—	180,038,038	$180,110,053	$1,185,094	(c)	$33,892	$11,770
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—	—	100,000	100,000	2,126		—	—
BlackRock Liquidity Funds, T-Fund, Institutional Class(d)	—	—	—	—	—	4,401		—	—
iShares iBoxx USD High Yield Corporate Bond ETF(d)	350,000	100,000	(450,000)	—	—	522,807		(562,555)	2,073,256

					$180,210,053	$1,714,428		$(528,663)	$2,085,026

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased/sold.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Master Portfolio.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Australian Treasury Bond	297	03/16/20	$29,795	$(637,554)
10-Year Canada Bond	249	03/20/20	26,362	(311,313)
Long U.S. Treasury Bond	1,009	03/20/20	157,309	(504,706)
Ultra Long U.S. Treasury Bond	648	03/20/20	117,713	(3,322,281)
Long Gilt	209	03/27/20	36,371	(139,268)
2-Year U.S. Treasury Note	183	03/31/20	39,437	9,560
5-Year U.S. Treasury Note	1,180	03/31/20	139,959	(433,409)

				(5,338,971)

Short Contracts
Euro Bund Futures	469	03/06/20	89,691	733,627
10-Year U.S. Treasury Note	436	03/20/20	55,992	153,526
10-Year U.S. Ultra Long Treasury Note	38	03/20/20	5,347	79,955
5-Year U.S. Treasury Note	1,911	03/31/20	226,663	(44,985)

				922,123

				$(4,416,848)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,779,955	AUD	2,580,000	Toronto-Dominion Bank	03/18/20	$(33,917)
USD	1,615,038	CAD	2,120,000	Deutsche Bank AG	03/18/20	(17,989)
USD	129,682	CAD	170,000	Bank of New York Mellon	03/18/20	(1,269)
USD	146,202	HKD	1,140,000	HSBC Bank PLC	03/18/20	(8)

	Net unrealized depreciation					$(53,183)

Centrally Cleared Interest Rate Swaps

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 1.91%	Quarterly	1.67%	Semi-Annual	NA		10/17/21	USD	1,700	$(2,191)	$527	$(2,718)
3-Month LIBOR, 1.91%	Quarterly	1.63	Semi-Annual	NA		10/21/21	USD	18,130	(36,430)	(2,589)	(33,841)
3-Month LIBOR, 1.91%	Quarterly	1.64	Semi-Annual	NA		11/18/21	USD	18,560	(26,443)	(504)	(25,939)
0.74	Semi-Annual	6-Month GBP LIBOR, 0.88%	Semi-Annual	NA		11/25/21	GBP	1,250	1,646	34	1,612
0.73	Semi-Annual	6-Month GBP LIBOR, 0.88%	Semi-Annual	NA		11/27/21	GBP	57,540	94,662	22,586	72,076
0.76	Semi-Annual	6-Month GBP LIBOR, 0.88%	Semi-Annual	NA		11/28/21	GBP	13,890	14,152	(923)	15,075
0.76	Semi-Annual	6-Month GBP LIBOR, 0.88%	Semi-Annual	NA		11/29/21	GBP	14,040	11,946	6,691	5,255
6-Month EURIBOR, (0.32)%	Semi-Annual	(0.32)	Annual	NA		12/04/21	EUR	1,710	(757)	31	(788)
6-Month EURIBOR, (0.32)%	Semi-Annual	(0.32)	Annual	NA		12/05/21	EUR	18,590	(10,183)	1,449	(11,632)
6-Month EURIBOR, (0.32)%	Semi-Annual	(0.34)	Annual	NA		12/06/21	EUR	51,330	(44,792)	4,274	(49,066)
6-Month EURIBOR, (0.32)%	Semi-Annual	(0.33)	Annual	NA		12/09/21	EUR	15,980	(12,813)	(1,498)	(11,315)
0.77	Semi-Annual	6-Month GBP LIBOR, 0.88%	Semi-Annual	NA		12/18/21	GBP	32,050	20,169	(5,579)	25,748
0.77	Semi-Annual	6-Month GBP LIBOR, 0.88%	Semi-Annual	NA		12/19/21	GBP	15,070	10,455	767	9,688
0.79	Semi-Annual	6-Month GBP LIBOR, 0.88%	Semi-Annual	NA		12/20/21	GBP	8,230	2,342	1,666	676
3-Month LIBOR, 1.91%	Quarterly	1.70	Semi-Annual	NA		01/02/22	USD	12,870	4,050	(600)	4,650
6-Month EURIBOR, (0.32)%	Semi-Annual	(0.33)	Annual	03/06/20	(a)	03/06/22	EUR	208,350	(260,202)	20,854	(281,056)
1.52	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/06/20	(a)	03/06/22	USD	46,630	120,640	14,172	106,468
6-Month EURIBOR, (0.32)%	Semi-Annual	(0.22)	Annual	03/06/20	(a)	03/06/25	EUR	47,320	(292,031)	(39,489)	(252,542)
6-Month GBP LIBOR, 0.88%	Semi-Annual	0.86	Semi-Annual	03/06/20	(a)	03/06/25	GBP	14,985	(32,972)	(27,183)	(5,789)
6-Month GBP LIBOR, 0.88%	Semi-Annual	0.92	Semi-Annual	03/06/20	(a)	03/06/25	GBP	14,620	26,221	46,735	(20,514)
3-Month LIBOR, 1.91%	Quarterly	1.52	Semi-Annual	03/06/20	(a)	03/06/25	USD	19,000	(190,407)	(10,350)	(180,057)
1-Month MXIBOR, 7.56%	Monthly	6.38	Monthly	03/18/20	(a)	03/12/25	MXN	26,470	(11,948)	25	(11,973)
1-Month MXIBOR, 7.56%	Monthly	6.45	Monthly	03/18/20	(a)	03/12/25	MXN	97,830	(28,546)	92	(28,638)

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month STIBOR, 0.15%	Quarterly	0.02%	Annual	03/18/20	(a)	03/18/25	SEK	155,060	$(337,917)	$(391)	$(337,526)
6-Month SIBOR, 7.56%	Semi-Annual	1.54	Semi-Annual	03/18/20	(a)	03/18/25	SGD	8,560	9,147	112	9,035
1.68	Annual	6-Month WIBOR, 1.69%	Semi-Annual	03/18/20	(a)	03/18/25	PLN	98,620	141,055	454	140,601
1.56	Quarterly	3-Month HIBOR, 2.43%	Quarterly	03/18/20	(a)	03/18/25	HKD	19,182	46,778	50	46,728
(0.44)	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	03/18/20	(a)	03/18/25	EUR	14,060	262,902	13,283	249,619
(0.12)	Semi-Annual	6-Month JPY LIBOR, 1.51%	Semi-Annual	03/18/20	(a)	03/18/25	JPY	63,000	4,607	12	4,595
(0.32)	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	03/18/20	(a)	03/18/25	EUR	2,760	32,640	62	32,578
3-Month STIBOR, 0.15%	Quarterly	0.02	Annual	03/18/20	(a)	03/18/25	SEK	22,210	(46,626)	47	(46,673)
(0.39)	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	03/18/20	(a)	03/18/25	EUR	6,140	98,736	138	98,598
6-Month CAD BA, 2.07%	Semi-Annual	1.72	Semi-Annual	03/18/20	(a)	03/18/25	CAD	3,320	(41,065)	51	(41,116)
1.70	Annual	6-Month WIBOR, 1.69%	Semi-Annual	03/18/20	(a)	03/18/25	PLN	23,270	27,446	105	27,341
0.98	Semi-Annual	6-Month BBR, 0.21%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	6,230	48,434	87	48,347
1.05	Semi-Annual	6-Month BBR, 0.21%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	3,540	18,287	49	18,238
1.06	Semi-Annual	6-Month BBR, 0.21%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	3,500	17,663	49	17,614
1.06	Semi-Annual	6-Month BBR, 0.21%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	3,540	17,804	49	17,755
1.06	Semi-Annual	6-Month BBR, 0.21%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	1,420	6,924	20	6,904
3-Month STIBOR, 0.15%	Quarterly	0.19	Annual	03/18/20	(a)	03/18/25	SEK	38,750	(45,845)	489	(46,334)
3-Month STIBOR, 0.15%	Quarterly	0.25	Annual	03/18/20	(a)	03/18/25	SEK	19,430	(16,881)	41	(16,922)
3-Month STIBOR, 0.15%	Quarterly	0.26	Annual	03/18/20	(a)	03/18/25	SEK	38,220	(30,967)	2,073	(33,040)
3-Month STIBOR, 0.15%	Quarterly	0.31	Annual	03/18/20	(a)	03/18/25	SEK	38,910	(22,051)	2,944	(24,995)
3-Month STIBOR, 0.15%	Quarterly	0.34	Annual	03/18/20	(a)	03/18/25	SEK	32,480	(12,474)	69	(12,543)
6-Month SIBOR, 7.56%	Semi-Annual	1.48	Semi-Annual	03/18/20	(a)	03/18/25	SGD	6,160	(5,618)	82	(5,700)
6-Month SIBOR, 7.56%	Semi-Annual	1.50	Semi-Annual	03/18/20	(a)	03/18/25	SGD	4,240	(1,195)	56	(1,251)
6-Month SIBOR, 7.56%	Semi-Annual	1.50	Semi-Annual	03/18/20	(a)	03/18/25	SGD	7,100	(1,362)	94	(1,456)
6-Month SIBOR, 7.56%	Semi-Annual	1.51	Semi-Annual	03/18/20	(a)	03/18/25	SGD	2,950	(35)	39	(74)
6-Month SIBOR, 7.56%	Semi-Annual	1.54	Semi-Annual	03/18/20	(a)	03/18/25	SGD	6,910	8,628	92	8,536
6-Month SIBOR, 7.56%	Semi-Annual	1.54	Semi-Annual	03/18/20	(a)	03/18/25	SGD	4,120	5,738	55	5,683
6-Month SIBOR, 7.56%	Semi-Annual	1.56	Semi-Annual	03/18/20	(a)	03/18/25	SGD	2,440	5,023	32	4,991
6-Month SIBOR, 7.56%	Semi-Annual	1.58	Semi-Annual	03/18/20	(a)	03/18/25	SGD	7,594	19,052	100	18,952
6-Month SIBOR, 7.56%	Semi-Annual	1.60	Semi-Annual	03/18/20	(a)	03/18/25	SGD	3,996	13,622	53	13,569
1.69	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	9,670	20,150	197	19,953
1.69	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	6,540	12,063	1,267	10,796
1.69	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	3,270	5,954	67	5,887
1.69	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	3,270	5,797	67	5,730
1.66	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	NA		10/21/29	USD	3,760	79,987	6,212	73,775
1.74	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	NA		11/18/29	USD	2,050	29,617	641	28,976
6-Month GBP LIBOR, 0.88%	Semi-Annual	0.89	Semi-Annual	NA		11/25/29	GBP	170	(2,700)	(42)	(2,658)
6-Month GBP LIBOR, 0.88%	Semi-Annual	0.85	Semi-Annual	NA		11/27/29	GBP	5,790	(121,215)	(14,193)	(107,022)
6-Month GBP LIBOR, 0.88%	Semi-Annual	0.88	Semi-Annual	NA		11/28/29	GBP	2,890	(48,245)	4,154	(52,399)
6-Month GBP LIBOR, 0.88%	Semi-Annual	0.89	Semi-Annual	NA		11/29/29	GBP	1,420	(22,774)	(3,763)	(19,011)
0.13	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	NA		12/05/29	EUR	1,960	12,393	(899)	13,292
0.06	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	NA		12/06/29	EUR	4,940	70,497	(805)	71,302
0.09	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	NA		12/09/29	EUR	1,640	17,701	1,691	16,010
6-Month GBP LIBOR, 0.88%	Semi-Annual	0.96	Semi-Annual	NA		12/18/29	GBP	4,750	(34,149)	8,424	(42,573)
6-Month GBP LIBOR, 0.88%	Semi-Annual	0.97	Semi-Annual	NA		12/19/29	GBP	1,550	(9,598)	(968)	(8,630)
6-Month GBP LIBOR, 0.88%	Semi-Annual	1.00	Semi-Annual	NA		12/20/29	GBP	1,640	(4,256)	(2,069)	(2,187)
1.90	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	01/02/20	(a)	01/02/30	USD	2,530	(1,180)	(1,248)	68
0.07	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	03/06/20	(a)	03/06/30	EUR	124,860	2,018,344	24,192	1,994,152
3-Month LIBOR, 1.91%	Quarterly	1.65	Semi-Annual	03/06/20	(a)	03/06/30	USD	9,990	(228,352)	(12,493)	(215,859)
0.97	Semi-Annual	6-Month GBP LIBOR, 0.88%	Semi-Annual	03/06/20	(a)	03/06/30	GBP	7,650	49,890	30,418	19,472
1.03	Semi-Annual	6-Month GBP LIBOR, 0.88%	Semi-Annual	03/06/20	(a)	03/06/30	GBP	7,470	(1,395)	(36,566)	35,171
6-Month EURIBOR, (0.32)%	Semi-Annual	0.47	Annual	03/06/20	(a)	03/06/50	EUR	26,900	(1,318,435)	10,246	(1,328,681)
1.83	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/06/20	(a)	03/06/50	USD	7,790	473,955	19,532	454,423

									$583,067	$85,646	$497,421

(a)	Forward swap.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio

OTC Interest Rate Swaps

Paid by the Master Portfolio		Received by the Master Portfolio		Counterparty	Effective Date (a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW CDC, 1.51%	Quarterly	1.14%	Quarterly	JPMorgan Chase Bank N.A.	03/18/20	03/18/25	KRW	7,737,322	$(61,109)	$—	$(61,109)
3-Month KRW CDC, 1.51%	Quarterly	1.12	Quarterly	Citibank N.A.	03/18/20	03/18/25	KRW	41,393,668	(361,411)	—	(361,411)
3-Month KRW CDC, 1.51%	Quarterly	1.16	Quarterly	Bank of America N.A.	03/18/20	03/18/25	KRW	2,809,520	(19,614)	—	(19,614)
3-Month KRW CDC, 1.51%	Quarterly	1.16	Quarterly	Citibank N.A.	03/18/20	03/18/25	KRW	2,809,520	(19,614)	—	(19,614)

									$(461,748)	$—	$(461,748)

(a)	Forward swap.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$247,798	$(162,152)	$3,759,939	$(3,262,518)
OTC Swaps	—	—	—	(461,748)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$976,668	$—	$976,668
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	3,759,939	—	3,759,939

	$—	$—	$—	$—	$4,736,607	$—	$4,736,607

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$5,393,516	$—	$5,393,516
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	53,183	—	—	53,183
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	3,262,518	—	3,262,518
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	461,748	—	461,748

	$—	$—	$—	$53,183	$9,117,782	$—	$9,170,965

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the year ended December 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$26,557,638	$—	$26,557,638
Forward foreign currency exchange contracts	—	—	—	(28,387)	—	—	(28,387)
Swaps	—	(254,327)	—	—	1,997,928	(137,355)	1,606,246

	$—	$(254,327)	$—	$(28,387)	$28,555,566	$(137,355)	$28,135,497

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(11,862,991)	$—	$(11,862,991)
Forward foreign currency exchange contracts	—	—	—	(53,183)	—	—	(53,183)
Swaps	—	1,685,841	—	—	1,015,858	(216,540)	2,485,159

	$—	$1,685,841	$—	$(53,183)	$(10,847,133)	$(216,540)	$(9,431,015)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$466,109,822
Average notional value of contracts — short	$198,747,031
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$$3,344,489
Average amounts sold — in USD	$—	(a)
Credit default swaps:
Average notional value — buy protection	$19,444,059
Average notional value — sell protection	$1,182,584
Interest rate swaps:
Average notional value — pays fixed rate	$1,790,429,787
Average notional value — receives fixed rate	$1,712,450,065
Inflation swaps:
Average notional value-pays fixed rate	$7,812,500
Average notional value-receives fixed rate	$—	(a)

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$231,597	$1,271,363
Swaps — Centrally cleared	—	28,513
Forward foreign currency exchange contracts	—	53,183
Swaps — OTC(a)	—	461,748

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$231,597	$1,814,807
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(231,597)	(1,299,876)

Total derivative assets and liabilities subject to an MNA	$—	$514,931

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Master Portfolio’s derivative assets and (liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Master Portfolio:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$19,614	$—	$—	$—	$19,614
Citibank N.A.	381,025	—	—	(320,000)	61,025
Deutsche Bank AG	17,989	—	—	—	17,989
HSBC Bank PLC	8	—	—	—	8
JPMorgan Chase Bank N.A.	61,109	—	—	—	61,109
Bank of New York Mellon	1,269	—	—	—	1,269
Toronto-Dominion Bank	33,917	—	—	—	33,917

	$514,931	$—	$—	$(320,000)	$194,931

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	CoreAlpha Bond Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$282,238,559	$3,532,815	$285,771,374
Corporate Bonds(a)	—	720,197,896	—	720,197,896
Foreign Agency Obligations(a)	—	11,427,245	—	11,427,245
Municipal Bonds(a)	—	9,813,616	—	9,813,616
Non-Agency Mortgage-Backed Securities	—	137,292,477	—	137,292,477
U.S. Government Sponsored Agency Securities	—	658,949,107	3,129,017	662,078,124
U.S. Treasury Obligations	—	57,683,261	—	57,683,261
Short-Term Securities	180,210,053	—	—	180,210,053

Subtotal	$180,210,053	$1,877,602,161	$6,661,832	$2,064,474,046

Liabilities:
Investments:
TBA Sale Commitments	—	(19,795,741)	—	(19,795,741)

	$180,210,053	$1,857,806,420	$6,661,832	$2,044,678,305

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$976,668	$3,759,939	$—	$4,736,607
Liabilities:
Forward foreign currency contracts	—	(53,183)	—	(53,183)
Interest rate contracts	(5,393,516)	(3,724,266)	—	(9,117,782)

	$(4,416,848)	$(17,510)	$—	$(4,434,358)

(a)	See above Schedule of Investments for values in each industry/country/state or political subdivision.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULE OF INVESTMENTS	37

Statement of Assets and Liabilities

December 31, 2019

CoreAlpha Bond Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $45,770,454) (cost — $1,834,990,724)	$1,884,263,994
Investments at value — affiliated (cost — $180,198,282)	180,210,053
Cash	214,847
Cash pledged:
Collateral — OTC derivatives	320,000
Futures contracts	7,751,000
Centrally cleared swaps	3,440,000
Foreign currency at value (cost — $7,438,180)	7,473,229
Receivables:
Investments sold	691,821
Securities lending income — affiliated	19,461
TBA sale commitments	19,778,895
Contributions from investors	28,394,914
Dividends — affiliated	173,431
Interest — unaffiliated	9,444,295
Variation margin on futures contracts	231,597

Total assets	2,142,407,537

LIABILITIES
Cash received as collateral for TBA commitments	22,000
Cash collateral on securities loaned at value	47,186,472
TBA sale commitments at value (proceeds — $19,750,444)	19,795,741
Payables:
Investments purchased	134,434,310
Investment advisory fees	701,878
Trustees’ fees	457
Other accrued expenses	42,196
Principal payups	241,332
Reorganization costs	47,838
Variation margin on futures contracts	1,271,363
Variation margin on centrally cleared swaps	28,513
Unrealized depreciation on:
Forward foreign currency exchange contracts	53,183
OTC swaps	461,748

Total liabilities	204,287,031

NET ASSETS	$1,938,120,506

NET ASSETS CONSIST OF
Investors’ capital	$1,893,461,563
Net unrealized appreciation (depreciation)	44,658,943

NET ASSETS	$1,938,120,506

See notes to financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended December 31, 2019

CoreAlpha Bond Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$1,384,091
Interest — unaffiliated	52,206,439
Securities lending income — affiliated — net	330,337

Total investment income	53,920,867

EXPENSES
Investment advisory	3,859,525
Professional	47,714
Trustees	19,012

Total expenses	3,926,251
Less fees waived and/or reimbursed by the Manager	(116,999)

Total expenses after fees waived and/or reimbursed	3,809,252

Net investment income	50,111,615

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	26,557,638
Forward foreign currency exchange contracts	(28,387)
Foreign currency transactions	(117,720)
Investments — affiliated	(528,663)
Investments — unaffiliated	13,929,959
Swaps	1,606,246

41,419,073

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(11,862,991)
Forward foreign currency exchange contracts	(53,183)
Foreign currency translations	17,665
Investments — affiliated	2,085,026
Investments — unaffiliated	62,735,404
Swaps	2,485,159

55,407,080

Net realized and unrealized gain	96,826,153

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$146,937,768

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets

	CoreAlpha Bond Master Portfolio
	Year Ended December 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$50,111,615	$29,015,753
Net realized gain (loss)	41,419,073	(22,639,887)
Net change in unrealized appreciation (depreciation)	55,407,080	4,140,311

Net increase in net assets resulting from operations	146,937,768	10,516,177

CAPITAL TRANSACTIONS
Proceeds from contributions	629,572,441	958,651,640
Value of withdrawals	(324,078,511)	(263,738,503)

Net increase in net assets derived from capital transactions	305,493,930	694,913,137

NET ASSETS
Total increase in net assets	452,431,698	705,429,314
Beginning of year	1,485,688,808	780,259,494

End of year	$1,938,120,506	$1,485,688,808

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

	CoreAlpha Bond Master Portfolio

	Year Ended December 31,
	2019	2018		2017	2016	2015

Total Return
Total return	9.74%	(0.11)%		4.28%	2.46%	0.60%

Ratios to Average Net Assets(a)
Total expenses	0.24%	0.27	%(b)	0.26%	0.26%	0.25%

Total expenses after fees waived and/or reimbursed	0.23%	0.24%		0.24%	0.25%	0.24%

Net investment income	3.05%	3.11%		2.54%	2.33%	2.53%

Supplemental Data
Net assets, end of year (000)	$1,938,121	$1,485,689		$780,259	$672,181	$815,997

Portfolio turnover rate(c)(d)	263%	331%		515%	677%	612%

(a)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.02%	0.02%	—%	—%

(b)	Includes board realignment and consolidation costs. Without these costs, total expenses a would have been 0.25%.
(c)	Portfolio turnover rates include TBA transactions, if any.
(d)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	166%	189%	322%	459%	540%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio II (“MIP II”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP II is organized as a Delaware statutory trust. CoreAlpha Bond Master Portfolio (the “Master Portfolio”) is a series of MIP II. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board of BlackRock Funds VI, the Board of MIP II and the Board of Directors of FDP Series II, Inc. approved the reorganization of the FDP CoreAlpha Bond Fund (the “Target Fund”), a series of FDP Series II, Inc., into BlackRock CoreAlpha Bond Fund (the “Fund”), a series of BlackRock Funds VI. As a result, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

On September 23, 2019, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
FDP BlackRock CoreAlpha Bond Fund	$83,082,606	$81,106,915

Prior Year Reorganization: The Board of BlackRock Funds VI and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm Bond Fund (the “State Farm Fund”) approved the reorganization of the State Farm Fund into the Fund. As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

On November 19, 2018, all of the portfolio securities previously held by the State Farm Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the State Farm Fund was carried forward by the Master Portfolio to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The State Farm Fund’s fair value and cost of investments prior to the reorganization were as follows:

State Farm Fund	Fair Value of Investments	Cost of Investments
State Farm Bond Fund	$474,337,429	$495,163,771

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of MIP II (the “Board”) effective January 1, 2019, the trustees who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Master Portfolio, as applicable. Deferred compensation liabilities are included in the Trustees’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Master Portfolio until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Master Portfolio has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Master Portfolio has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Master Portfolio applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at December 31, 2018 is $1,725,846,036. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Master Portfolio.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement[s] of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule[s] of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Bank PLC	$1,307,109	$(1,307,109)	$—
Barclays Capital INC.	2,170,023	(2,170,023)	—
BNP Paribas Securities Corp	792,940	(792,940)	—
Bank of America N.A.	32,210	(32,210)	—
Citadel Clearing LLC	2,119,888	(2,119,888)	—
Citigroup Global Markets INC.	335,829	(335,829)	—
Credit Suisse Securities (USA) LLC	1,588,275	(1,588,275)	—
Goldman Sachs & Co.	9,101,472	(9,101,472)	—
HSBC Securities (USA) INC.	1,742,041	(1,742,041)	—
JP Morgan Securities LLC	4,205,635	(4,205,635)	—
Morgan Stanley & Co LLC	3,444,841	(3,444,841)	—
RBC Capital Markets LLC	4,638,095	(4,638,095)	—
Scotia Capital (USA) Inc	2,064,493	(2,064,493)	—
Wells Fargo Securities LLC	12,227,603	(12,227,603)	—

	$45,770,454	$(45,770,454)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by Master Portfolio is disclosed in the Master Portfolio’s Statement(s) of Assets and Liabilities.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a Master Portfolio is not otherwise exposed (credit risk).

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Master Portfolio enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

MIP II, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.24%
$1 Billion — $3 Billion	0.23
$3 Billion — $5 Billion	0.22
$5 Billion — $10 Billion	0.21
Greater than $10 Billion	0.20

With respect to the Master Portfolio, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays each Sub-Adviser for services it provides for that portion of the Master Portfolio for which it acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of the MIP II’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2021. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $66,726.

With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $26,495.

The Manager has contractually agreed to waive the investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the Master Portfolio waived $23,778 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Master Portfolio paid BTC $69,758 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

During the year ended December 31, 2019, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the year ended December 31, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities and in-kind contributions, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$4,537,218,509	$4,408,761,376	*
U.S. Government Securities	72,885,054	80,895,903

*	Includes paydowns.

For the year ended December 31, 2019, purchases and sales related to mortgage dollar rolls were $1,650,567,144 and $1,650,914,175, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,015,270,253

Gross unrealized appreciation	$55,944,442
Gross unrealized depreciation	(11,220,304)

Net unrealized appreciation	$44,724,138

9.	BANK BORROWINGS

MIP II, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Master Portfolio’s ability to buy or sell bonds. As a result, the Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master Portfolio.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	51

Report of Independent Registered Public Accounting Firm	CoreAlpha Bond Master Portfolio

To the Board of Trustees of

Master Investment Portfolio II and Investors of CoreAlpha Bond Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CoreAlpha Bond Master Portfolio (the “Master Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds VI and MIP II, on behalf of BlackRock CoreAlpha Bond Fund and CoreAlpha Bond Master Portfolio, respectively, met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	53

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

TRUSTEE AND OFFICER INFORMATION	55

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s/MIP II’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust/MIP II.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust/MIP II.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trust/MIP II.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock Fund Advisors

San Francisco, CA 94105

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust/MIP II

100 Bellevue Parkway

Wilmington, DE 19809

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s/Master Portfolio’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s/Master Portfolio’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	57

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

BBR	Bank Bill Rate

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

HIBOR	Hong Kong Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MXIBOR	Mexico Interbank Offered Rate

OTC	Over-the-Counter

S&P	Standard & Poor’s

SIBOR	Singapore Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

WIBOR	Warsaw Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	59

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAB-12/19-AR

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization. Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock CoreAlpha Bond Fund	$11,000	$11,000	$0	$0	$8,100	$8,100	$0	$0

CoreAlpha Bond Master Portfolio	$43,300	$39,500	$0	$0	$22,700	$20,700	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “investment adviser” or “BlackRock”)and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock CoreAlpha Bond Fund	$8,100	$8,100
CoreAlpha Bond Master Portfolio	$22,700	$20,700

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –     The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –     There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds VI and Master Investment Portfolio II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: March 6, 2020